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                                                                  Exhibit 10.31

                     100% QUOTA SHARE RETROCESSION AGREEMENT
                              (NON-TRADITIONAL - A)


                                 BY AND BETWEEN


                      ST. PAUL REINSURANCE COMPANY LIMITED


                                  (RETROCEDANT)


                                       and


                     PLATINUM UNDERWRITERS REINSURANCE INC.

                               (RETROCESSIONAIRE)


                            DATED AS OF________, 2002


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This QUOTA SHARE RETROCESSION AGREEMENT (this "AGREEMENT"), effective as of
12:01 a.m. London time on the day following the Closing (such term and all other capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Formation and Separation Agreement, as defined below; such time the "EFFECTIVE TIME" and such date the "EFFECTIVE DATE"), is made by and between ST. PAUL REINSURANCE COMPANY LIMITED, a United Kingdom domiciled insurance company ("RETROCEDANT"), and PLATINUM UNDERWRITERS REINSURANCE INC. (formerly known as USF&G Family Insurance Company), a Maryland domiciled stock insurance company ("RETROCESSIONAIRE").

WHEREAS, pursuant to a Formation and Separation Agreement dated as of [ _____], 2002 (the "FORMATION AND SEPARATION AGREEMENT") between Platinum Underwriters Holdings, Ltd. ("PLATINUM HOLDINGS"), the ultimate parent of Retrocessionaire, and The St. Paul Companies, Inc. ("THE ST. PAUL"), the ultimate parent of Retrocedant, Platinum Holdings acquired one hundred percent (100%) of the issued and outstanding Shares; and

WHEREAS, pursuant to the Formation and Separation Agreement, The St. Paul agreed to cause its insurance subsidiaries to cede specified liabilities under certain reinsurance contracts of The St. Paul's insurance subsidiaries, and Platinum Holdings agreed to cause its insurance subsidiaries to reinsure such liabilities; and

WHEREAS, Retrocedant has agreed to retrocede to Retrocessionaire, and Retrocessionaire has agreed to assume by indemnity reinsurance, as of the Effective Time, a one hundred percent (100%) quota share of the liabilities arising pursuant to the Reinsurance Contracts (as defined hereunder), subject to the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises and upon the terms and conditions set forth herein, the parties hereto agree as follows:

1.       BUSINESS COVERED

         Retrocedant hereby obligates itself to retrocede to Retrocessionaire and Retrocessionaire hereby obligates itself to accept, pursuant to the terms of this Agreement, a one hundred percent (100%) quota share of any and all liabilities incurred by Retrocedant on or after January 1, 2002 but not yet paid as of the Effective Time, net of Inuring Retrocessions (as defined in Section 7.1 herein) under all reinsurance and retrocession contracts (each, a "REINSURANCE CONTRACT") as set forth in Exhibit A-1 hereto (solely for the convenience of the parties Exhibit A-2 sets forth Loss Reserves (as defined in Exhibit B hereto), over all such Reinsurance Contracts, by Class of Business (as defined below), each as of June 30, 2002), PROVIDED that (for the avoidance of doubt and save as provided in Clause 10 of Part C of the Agency Agreement) Retrocedant shall not retrocede, and Retrocessionaire shall not accept, any liability incurred by Retrocedant under reinsurance and retrocession contracts to the extent that they are entered into or renewed after the authorisation of Platinum Re (UK) Limited under Part IV of the Financial Services and Markets Act 2000 of the United Kingdom to carry on reinsurance business in the United Kingdom.

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         Notwithstanding the foregoing Retrocedant shall retain all liabilities for ceding commission and brokerage fees up to the carrying value of the related reserves on the books of the Retrocedant as of Sepember 30, 2002 (the "Initial Ceding Commission Reserves"), and as finally determined pursuant to the provisions of Article IV herein, which reserves shall be retained by Retrocedant. All liabilities for ceding commissions and brokerage fees in excess of such carrying value shall be assumed by Retrocessionaire, as provided for above.

         Notwithstanding the foregoing, Retrocedant will retain all liabilities arising under any Reinsurance Contract relating to or emanating from the losses caused by the European floods in August 2002 (the "FLOOD LIABILITIES").

         With respect to any named storm(s) (which are any tropical cyclones assigned a name by the National Hurricane Center) in existence as of the Effective Time which cause insured damage within 10 days of the Effective Date, except as provided for herein, Retrocedant shall retrocede one hundred percent (100%) quota share of losses arising from all such storms, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits D and F (but excluding the inuring benefit of the Holborn aggregate cover referenced as Item 13 in Exhibit
         D) to Retrocessionaire and Retrocessionaire shall accept one hundred percent (100%) quota share of such losses. However, Retrocedant shall retain $25,000,000 of losses, in the aggregate, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits D and F, in excess of the first $25,000,000, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits D and F, that Retrocessionaire assumes. Retrocedant shall use commercially reasonable efforts to arrange, on behalf of Retrocessionaire, third party retrocessional coverage for losses arising from such named storms in excess of $50,000,000 in the aggregate, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits D and F. The cost of such coverage shall not exceed $5 million with such cost shared equally by Retrocedant and Retrocessionaire. The amount of such coverage shall be $100,000,000 or such lesser amount as may be available on the specified terms. It is understood that the calculation of any losses or retentions by the Retrocedant or the Retrocessionaire, as the case may be, pursuant to this subparagraph shall include all losses or retentions, respectively, with respect to all subsidiaries of The St. Paul or Platinum Holdings, as the case may be, under any Quota Share Retrocession Agreement, as defined in the Formation and Separation Agreement, between any subsidiary of The St. Paul, as cedant, and a subsidiary of Platinum Holdings as retrocessionaire.

         The Flood Liabilities and the liabilities in respect of the named storms, as described above retained by Retrocedant as specified above (collectively, the "EXCLUDED LOSSES") shall not be subject to this Agreement.

         No retrocession shall attach with respect to any contracts of reinsurance of any kind or type whatsoever issued and/or assumed by Retrocedant, other than the Reinsurance Contracts.

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2.       TERM

         This Agreement shall be continuous as to the Reinsurance Contracts. Except as mutually agreed in writing by the Retrocedant and the Retrocessionaire, this Agreement shall remain continuously in force until all Reinsurance Contracts are terminated, expired, cancelled or commuted.

3.       COVERAGE

3.1      SECTION A (RETROSPECTIVE) COVERAGE PERIOD

         The Section A (Retrospective) Coverage Period will be the period from and including January 1, 2002 to but not including the Effective Time.

3.2      SECTION B (PROSPECTIVE) COVERAGE PERIOD

         The Section B (Prospective) Coverage Period will be the period from and including the Effective Time through the commutation, expiration or final settlement of all liabilities under any of the Reinsurance Contracts.

4.       PREMIUMS AND ADDITIONAL CONSIDERATION

4.1      SECTION A (RETROSPECTIVE) COVERAGE PERIOD - PREMIUM

         (A)  On the Effective Date, in respect of the Section A
              (Retrospective) Coverage Period, Retrocedant shall pay to the account of Retrocessionaire an aggregate amount representing the sum of all amounts related and specifically allocated to each individual Class of Business (the "INITIAL SECTION A PREMIUM") equal to one hundred percent (100%) of the carrying value on the books of the Retrocedant as of September 30, 2002, of the aggregate of all Loss Reserves relating to the Reinsurance Contracts, determined in accordance with statutory accounting principles on a basis consistent in all material respects with the methods, principles, practices and policies employed in the preparation and presentation of Retrocedant's annual statutory financial statement as of 31 December 2001 as filed with the Financial Services Authority (consistent with the methods, principles, practices and policies applied at June 30, 2002) and as submitted to The St. Paul, provided, that in no event shall such amount be less than Retrocedant's good faith estimate, based upon due investigation by the Retrocedant, as of the date at which such calculation is being made, of all Loss Reserves relating to the Reinsurance Contracts by applicable Class of Business that would be required (i) in order for such reserves to be in full compliance with customary practices and procedures of Retrocedant for filings and financial statements as of September 30, 2002, and
              (ii) to cause such reserves to bear a reasonable relationship to the events, conditions, contingencies and risks which are the bases for such reserves, to the extent known by Retrocedant at the time of such calculation.

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         (B)  On the 90th day following the Effective Date (or if such 90th day is not a Business Day, the first Business Day following such 90th day), Retrocedant shall prepare and deliver to Retrocessionaire an accounting (the "PROPOSED LOSS RESERVE ACCOUNTING") of all Loss Reserves relating to the Reinsurance Contracts, as of the Effective Date, determined in accordance with this Section 4.1 and the Methodology for Calculation of the Final Section A Premium, as set forth on Exhibit B hereto (the "FINAL SECTION A PREMIUM") and the reserves for ceding commissions and brokerage fees relating to the Reinsurance Contracts on the books of the Retrocedant as of the Effective Date (the "Final Ceding Commission Reserves"), and taking into consideration all relevant data becoming available to Retrocedant subsequent to the Effective Date. In the event the Final Section A Premium for any individual Class of Business is greater than the Initial Section A Premium for such individual Class of Business or the Final Ceding Commission Reserves are less than the Initial Ceding Commission Reserves, Retrocedant shall promptly pay to the account of Retrocessionaire the difference plus interest on such amount at the Applicable Rate from and including the Effective Date to and including the date of such payment. In the event the Final Section A Premium for any individual Class of Business is less than the Initial Section A Premium for such individual Class of Business or the Final Ceding Commission Reserves are greater than the Initial Ceding Commission Reserves, Retrocessionaire shall promptly pay to the account of Retrocedant the difference plus interest on such amount at the Applicable Rate (as defined below) from and including the Effective Date to and including the date of such payment. "Class of Business" shall be defined as each individual class or line of business as delineated by the Retrocedant as of the date hereof as set forth on Exhibit A-1.

         (C) In the event that a reinsurance contract is not included in one of the classes set forth in Exhibit A-1, but is deemed to be a Reinsurance Contract by the mutual agreement of the parties, the parties shall determine whether the Final Section A Premium reflected one hundred percent of the associated reserves with respect to such Reinsurance Contract as of the Effective Date. If the Final Section A Premium did not so reflect such associated reserves with respect to such Reinsurance Contract as of the Effective Date, Retrocedant shall promptly pay to the account of Retrocessionaire an amount equal to the amount that should have been included in the Final Section A Premium, as determined pursuant to paragraph (b) of this Section 4.1, less any amounts paid by Retrocedant on or after the Effective Date pursuant to such Reinsurance Contract relating to such reserves, plus interest on such amount at the Applicable Rate calculated from and including the Effective Date to and including the date of such payment to Retrocessionaire.

         (D) Notwithstanding the foregoing, the parties agree that all gross estimated premiums written prior to the Effective Date and earned but not yet billed, net of applicable ceding commission and retrocession premium (net of retrocession commissions) ("EBUB", and also referred to as "estimated

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              premiums receivable" or "EBNR" or "earned but unbilled") as of the
              Effective Time and relating to the Reinsurance Contracts, as determined on or before _____, 2002, as set forth in Exhibit C, in a manner consistent with Retrocedant's customary practices and procedures and as submitted to The St. Paul, shall be allocated to Retrocedant. All payments received after the Effective Time by Retrocedant or Retrocessionaire in respect of EBUB as of the Effective Time shall be retained by Retrocedant or held on trust for and paid by Retrocessionaire to or to the order of Retrocedant, and all rights to collect such amounts shall be retained by or transferred to Retrocedant. Any changes made on or after the Effective Time as to the estimated amount of EBUB as of the Effective Time shall be for the account of Retrocessionaire and shall not affect the amount retained by Retrocedant. The parties agree that as of the first anniversary of the date hereof, Retrocessionaire shall pay to Retrocedant the difference, if any, between the amount of EBUB as of the Effective Time and the aggregate amount subsequently billed and paid to and/or retained by Retrocedant prior to that date with respect to EBUB as of the Effective Time, it being understood that Retrocedant shall bear all risk of non-payment and non-collectibility with respect to premiums written and unearned as of the Effective Date and subsequently billed. All amounts, if any, in respect of EBUB which are in excess of EBUB as of the Effective Time, calculated pursuant to the first sentence of this Section 4.1(D), shall be for the account of Retrocessionaire and no such amounts shall be retained by or payable to Retrocedant.

4.2           SECTION B (PROSPECTIVE) COVERAGE PERIOD -- PREMIUMS.

         (A) On the Effective Date, in respect of the Section B (Prospective) Coverage Period, Retrocedant shall transfer to Retrocessionaire an aggregate amount representing the sum of all amounts related and specifically allocated to each individual Class of Business (the "INITIAL SECTION B PREMIUM") equal to the carrying value on the books of Retrocedant as of September 30, 2002, of one hundred percent (100%) of the unearned premium reserves, net of unearned ceding commission [and brokerage fees] and net of Inuring Retrocession premiums as provided for in Section 7.4 and as allocated pursuant to Exhibit E, in each case, relating to the Reinsurance Contracts, determined in accordance with statutory accounting principles on a basis consistent in all material respects with the methods, principles, practices and policies employed in the preparation and presentation of Retrocedant's annual statutory financial statement as of 31 December 2001 as filed with the Financial Services Authority (consistent with the methods, principles, practices and policies applied at June 30,
              2002) and as submitted to The St. Paul.

         (B) On the 90th day following the Effective Date (or if such 90th day is not a Business Day, the first Business Day following such 90th day), Retrocedant shall prepare and deliver to Retrocessionaire an accounting (the "PROPOSED PREMIUM RESERVE ACCOUNTING", together with the Proposed Loss Reserve

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              Accounting, the "PROPOSED ACCOUNTING") of all unearned premium reserves relating to the Reinsurance Contracts, as of the Effective Date, determined in accordance with statutory accounting principles on a basis consistent in all material respects with the methods, principles, practices and policies employed in the preparation and presentation of Retrocedant's annual statutory financial statement as of 31 December 2001 as filed with the Financial Services Authority (consistent with the methods, principles, practices and policies applied at June 30, 2002) and as submitted to The St. Paul, relating to the Reinsurance Contracts, net of the unearned ceding commission and net of Inuring Retrocession premiums as provided for in Section 7.4 and as allocated pursuant to Exhibit E (the "FINAL SECTION B PREMIUM"). In the event the Final Section B Premium for any individual Class of Business is greater than the Initial Section B Premium for such individual Class of Business, Retrocedant shall promptly pay to the account of Retrocessionaire the difference plus interest on such amount at the Applicable Rate from and including the Effective Date to and including the date of such payment. In the event the Initial Section B Premium for any individual Class of Business is greater than the Final Section B Premium for such individual Class of Business, Retrocessionaire shall promptly pay to the account of Retrocedant the difference plus interest on such amount at the Applicable Rate from and including the Effective Date to and including the date of such payment.

         (C) Retrocedant shall transfer to Retrocessionaire with respect to all Reinsurance Contracts, one hundred percent (100%) of all gross premiums written on or after the Effective Time, net of premium returns, allowances and cancellations and less any applicable Retrocedant Ceding Commission and Inuring Retrocession premiums provided for in Section 7.4 and as allocated pursuant to Exhibit E.

         (D) Retrocedant shall retain all gross premiums attributable to losses arising from the Excluded Losses, including but not limited to adjusted premiums, portions of reinstatement premiums and other adjustments attributable to such losses.

4.3      DISPUTE RESOLUTION.

         (A) After receipt of the Proposed Accounting, together with the work papers used in preparation thereof, Retrocessionaire shall have 30 days (the "REVIEW PERIOD") to review such Proposed Accounting. Unless Retrocessionaire delivers written notice to Retrocedant on or prior to the 30th day of the Review Period stating that it has material objections to the Proposed Accounting for one or more Classes of Business or the Final Ceding Commission Reserves, Retrocessionaire shall be deemed to have accepted and agreed to the Proposed Accounting and the Final Ceding Commission Reserves. If Retrocessionaire so notifies Retrocedant of any material objection(s) to the Proposed Accounting or the Final Ceding Commission Reserves, the parties shall in good faith attempt to resolve, within 30 days (or

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              such longer period as the parties may agree) following such notice
              (the "RESOLUTION PERIOD"), their differences with respect to such material objections related to any Class of Business so identified. Retrocedant and Retrocessionaire agree that only those Classes of Business (or the Final Ceding Commission Reserves, if applicable) to which such notification relates shall be subject to adjustment, and any resolution by them as to any disputed amounts, as evidenced by a writing signed by both parties, shall be final, binding and conclusive.

              In the event that Retrocessionaire believes that Loss Reserves for a Class of Business need to be increased beyond the amount implied by the algorithm set forth in Exhibit C, or the Final Ceding Commission Reserves need to be reduced, Retrocessionaire and Retrocedant will endeavor to agree on an appropriate adjustment. If the two parties cannot agree on an adjustment, Retrocedant may elect to (i) retain the liabilities and the associated Loss Reserves for the subject Class of Business and all unearned premium and Retrocessionaire shall transfer to Retrocedant all Initial Section A Premium and Initial Section B Premium paid by Retrocedant for the subject Class of Business, plus interest on the average daily amount at the Applicable Rate from the Effective Date to the date of such transfer, or (ii) extend the time period for adjusting the reserve to as much as 36 months or (iii) choose to arbitrate according to Section 4.3(B), it being understood that arbitration according to Section 4.3(B) shall be the sole remedy for disputes regarding the Final Ceding Commission Reserves. In the event that Retrocedant chooses to extend the time period for adjusting the reserves for a Class of Business, Retrocedant retains the exposure to adverse loss development and Retrocessionaire will suffer no exposure to paid losses in excess of the Initial Section A Premium and Initial Section B Premium paid by Retrocedant. At the end of the extended period, any continued disagreement between Retrocedant and Retrocessionaire would be submitted to arbitration as set forth in Section 4.3(B) hereto.

         (B) Any amount remaining in dispute at the conclusion of the Resolution Period for which Retrocedant has not elected the remedies set forth in Section 4.3(A)(i) and (ii) above or as to which any extension period has elapsed without agreement between the parties ("UNRESOLVED CHANGES") shall be submitted to arbitration. One arbiter (each arbiter, an "ARBITER") shall be chosen by Retrocedant, the other by Retrocessionaire, and an umpire (the "UMPIRE") shall be chosen by the two Arbiters before they enter upon arbitration. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters, but only after providing 10 days' written notice of its intention to do so and only if such other party has failed to appoint an Arbiter within such 10 day period. The two Arbiters shall in turn choose an Umpire who shall act as the Umpire and preside over the hearing. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days after notification of the appointment of the second Arbiter, the selection of the

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              Umpire shall be made by the A.I.D.A. Reinsurance and Insurance
              Arbitration Society of the UK ("ARIAS UK"). All Arbiters and Umpires shall be active or retired disinterested property/casualty actuaries of insurance or reinsurance companies or Lloyd's of London Underwriters.

         (C) Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire, unless the parties mutually agree to an extension of time. Subject to the provisions of paragraph (f) of this Section 4.3, the decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

         (D) Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration unless otherwise directed by the Arbiters.

         (E) Any arbitration proceedings shall take place in London, England unless the parties agree otherwise.

         (F) Once the Proposed Accounting has been finalized in accordance with the above process, the Final Section A Premium and the Final Section B Premium amounts shall be as set forth in the Proposed Accounting, as determined by the Arbiters, if applicable (the "ARBITRATED FINAL SECTION A PREMIUM" and/or "ARBITRATED FINAL SECTION B PREMIUM", as the case may be). In the event the sum of the Arbitrated Final Section A Premium and the Arbitrated Final Section B Premium amounts (determined in accordance with the first sentence of this Section 4.3(F)) is greater than the amount paid by Retrocedant to Retrocessionaire on the Effective Date, Retrocedant shall promptly pay to the account of Retrocessionaire the difference plus interest on such amount at the Applicable Rate from and including the Effective Date to and including the date of such payment. In the event the sum of such amounts (determined in accordance with the first sentence of this Section 4.3(f)) is lower than the amount paid by Retrocedant to Retrocessionaire on the Effective Date, Retrocessionaire shall promptly pay to the account of Retrocedant the difference plus interest on such amount at the Applicable Rate from the Effective Date to the date of such payment.

         (G) It is understood that the dispute resolution provisions set forth in this Section 4.3 represent the exclusive remedy for disputes arising between the parties with respect to the Proposed Accounting and that the dispute mechanisms set forth in Article XV shall be the exclusive remedy for all disputes not relating to the Proposed Accounting.

         (H) On the Effective Date, in respect of the Section A (Retrospective) Coverage Period, Retrocedant shall pay to the account of Retrocessionaire an amount (the "INITIAL SECTION A PREMIUM") equal to one hundred percent (100%) of

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              the carrying value on the books of Retrocedant as of September 30,
              2002, of the aggregate of all Loss Reserves as set forth on Exhibit B hereto relating to the Reinsurance Contracts, determined in accordance with statutory accounting principles on a basis consistent in all material respects with the methods, principles, practices and policies employed in the preparation and presentation of Retrocedant's annual statutory financial statement as of 31 December 2001 as filed with the Financial Services Authority and as submitted to The St. Paul.

         (I) As soon as reasonably practicable, but in no event later than 90 days following the Effective Date, Retrocedant shall prepare and deliver to Retrocessionaire an accounting, including the calculation of all Loss Reserves as provided for herein (the "PROPOSED LOSS RESERVE ACCOUNTING") relating to the Reinsurance Contracts, as of the Effective Date, determined in accordance with statutory accounting principles on a basis consistent in all material respects with the methods, principles, practices and policies employed in the preparation and presentation of Retrocedant's annual statutory financial statement as of 31 December 2001 as filed with the Financial Services Authority and as submitted to The St. Paul (the "FINAL SECTION A PREMIUM"). In the event the Final Section A Premium is greater than the Initial Section A Premium, Retrocedant shall promptly pay to the account of Retrocessionaire the difference plus interest on such amount at the Applicable Rate (as defined below) from and including the Effective Date to and including the date of such payment. In the event the Initial Section A Premium is greater than the Final Section A Premium, Retrocessionaire shall promptly repay to the account of Retrocedant the difference (as an adjustment to the amount payable pursuant to Section 4.1(A) above) plus interest on such amount at the Applicable Rate from and including the Effective Date to and including the date of such payment.

5.       RETROCEDANT CEDING COMMISSION

         With respect to the Reinsurance Contracts, Retrocessionaire shall pay to Retrocedant a ceding commission (the "RETROCEDANT CEDING COMMISSION") with respect to the Section B (Prospective) Coverage Period, and such Retrocedant Ceding Commission shall equal 100 percent (100%) of the actual expenses incurred in writing each Reinsurance Contract, including actual ceding commissions and brokerage fees, as determined in accordance with Retrocedant's customary practices and procedures and as submitted to The St. Paul, all as allocable pro rata to periods from and after the Effective Time. Retrocedant Ceding Commissions shall also include all underwriting fees and other costs and expenses paid by Retrocedant pursuant to the Underwriting Management Agreement between Retrocedant and Retrocessionaire, dated as of the date hereof, and all underwriting and other expenses incurred by Retrocedant on or after the Effective Date with respect to the liabilities transferred hereunder, as determined in accordance with Retrocedant's customary practices and procedures.

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6.       ORIGINAL CONDITIONS

         All retrocessions assumed under this Agreement shall be subject to the same rates, terms, conditions, waivers and interpretations, and to the same modifications and alterations, as the respective Reinsurance Contracts.

7.       INURING RETROCESSIONS

7.1      ALLOCATION TO RETROCESSIONAIRE

         Retrocedant agrees that the retrocession contracts purchased by the reinsurance division of The St. Paul ("ST. PAUL RE") from third party retrocessionaires ("THIRD PARTY RETROCESSIONAIRES") on behalf of Retrocedant prior to the Effective Time that are listed on Exhibit C hereto shall inure to the benefit of Retrocessionaire to the extent of liabilities covered under this Agreement ("INURING RETROCESSIONS"), subject to the agreed allocations in Exhibits D, E and F. It is further understood and agreed that facultative reinsurance not listed on Exhibit C but relating to the Reinsurance Contracts shall also inure to the benefit of Retrocessionaire to the extent of liabilities covered under this Agreement and shall be considered Inuring Retrocessions under this Agreement.

7.2      TRANSFER

         Retrocedant and Retrocessionaire shall use their respective commercially reasonable efforts to obtain the consent of Third Party Retrocessionaires under the Inuring Retrocessions to include Retrocessionaire as an additional reinsured with respect to the Reinsurance Contracts or, in the alternative, to make all payments directly to Retrocessionaire, to the extent allocable to the Reinsurance Contracts, in the manner set forth in Exhibit D hereto, and to seek all payments, to the extent allocable to the Reinsurance Contracts, in the manner set forth herein in Exhibit E hereto, directly from Retrocessionaire, it being understood that Retrocessionaire shall bear all risk of non-payment or non-collectibility under the Inuring Retrocessions.

7.3      INURING RETROCESSIONS CLAIMS

         (A) Each of the parties agrees to transfer to the other party all recoveries or any portion thereof that such party receives on or after the Effective Time pursuant to the Inuring Retrocessions which are allocated to the other party in the manner set forth in Exhibit D hereto. Retrocedant shall use its commercially reasonable efforts to collect any recoveries due to Retrocessionaire under the Inuring Retrocessions that indemnify Retrocedant for losses or expenses payable or return of premium allocable to Retrocessionaire and shall hold them on trust for, and pay them to or to the order of, Retrocessionaire. The parties agree that Retrocessionaire's obligations to make payments pursuant to the Inuring Retrocessions or to reimburse Retrocedant pursuant to this Agreement shall not be waived by non-receipt of any such amounts. Retrocessionaire shall reimburse

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                                       11

              Retrocedant for one hundred percent (100%) of any expenses reasonably incurred by Retrocedant in attempting to make such collection, including all allocated expenses, as determined in accordance with St. Paul Re's customary practices and procedures. Retrocessionaire shall have the right to associate with Retrocedant, at Retrocessionaire's own expense, in any actions brought by Retrocedant to make such collections.

         (B) In the event claims of Retrocedant and Retrocessionaire aggregate in excess of the applicable limit under an Inuring Retrocession, all limits applicable to either Retrocedant or Retrocessionaire shall be allocated between Retrocedant and Retrocessionaire in the manner set forth in Exhibit F hereto.

7.4      INITIAL CONSIDERATION

         To the extent not already reflected in the calculation of Final Section B Premium, as part of the Section B (Prospective) Coverage Period premiums described in Section 4.2, Retrocessionaire shall reimburse Retrocedant for one hundred percent (100%) of any and all unearned premiums paid by Retrocedant under such Inuring Retrocessions net of any applicable unearned ceding commissions paid to Retrocedant thereunder.

7.5      ADDITIONAL CONSIDERATION

         Retrocessionaire agrees to pay under the Inuring Retrocessions all future premiums Retrocedant is obligated to pay pursuant to the terms of the Inuring Retrocessions to the extent that such premiums are allocable to Retrocessionaire in the manner set forth in Exhibit E hereto, and not otherwise paid by Retrocessionaire and to indemnify Retrocedant for all such premiums paid directly by Retrocedant, net of any ceding commissions and similar amounts paid by Third Party Retrocessionaires to Retrocedant.

7.6      TERMINATION OR COMMUTATION OF INURING RETROCESSIONS

         (A) With respect to any Inuring Retrocessions providing coverage solely with respect to the Reinsurance Contracts, Retrocedant agrees, on behalf of itself and its affiliates, that Retrocedant shall not take any action or fail to take any action that would reasonably result in the termination or commutation of or any material change in the coverage provided by any Inuring Retrocession, without the prior written consent of the Retrocessionaire, such consent not to be unreasonably withheld.

         (B) With respect to any Inuring Retrocessions providing coverage for both Reinsurance Contracts and to business not being transferred, neither party shall take any action or fail to take any action that would reasonably result in the termination or commutation of or any material change in the coverage provided by any Inuring Retrocession, without the prior written consent of the Retrocessionaire, such consent not to be unreasonably withheld.

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                                       12

8.       LOSS AND LOSS EXPENSE; SALVAGE AND SUBROGATION; FOLLOW THE FORTUNES

8.1      (A)  Retrocessionaire shall be liable for one hundred percent (100%) of all future loss, loss adjustment expenses, incurred but not reported losses and other payment obligations that arise (including ceding commissions, as and to the extent determined in Article IV) under the Reinsurance Contracts on and after January 1, 2002 and are payable as of or after the Effective Time and shall reimburse Retrocedant for any losses, loss adjustment expenses and other payment obligations paid by Retrocedant following the Effective Time in respect of the Reinsurance Contracts, net of any recoveries received by Retrocedant with respect thereto, including recoveries under Inuring Retrocessions. Retrocessionaire shall have the right to all salvage and subrogation on the account of claims and settlements with respect to the Reinsurance Contracts.

         (B) In the event of a claim under a Reinsurance Contract, the Retrocedant will assess the validity of the claim and make a determination as to payment, consistent with the claims handling guidelines previously provided to Retrocedant in writing by Retrocessionaire and Retrocessionaire may exercise its rights under Section 10.1 in respect thereof. Retrocedant shall provide prompt notice of any claim in excess of $500,000 to Retrocessionaire. All payments made by Retrocedant, whether under strict contract terms or by way of compromise, shall be binding on Retrocessionaire. In addition, if Retrocedant refuses to pay a claim in full and a legal proceeding results, Retrocessionaire will be unconditionally bound by any settlement agreed to by Retrocedant or the adverse judgment of any court or arbitrator (which could include any judgment for bad faith, punitive damages, excess policy limit losses or extra contractual obligations) and Retrocedant may recover with respect to such settlements and judgments under this Agreement. Though Retrocedant will settle such claims and litigation in good faith, Retrocessionaire is bound to accept the settlements paid by Retrocedant and such settlements may be for amounts that could be greater than the amounts that would be agreed to by Retrocessionaire if Retrocessionaire were to settle such claims or litigation directly. It is the intent of this Agreement that Retrocessionaire shall in every case in which this Agreement applies and in the proportions specified herein, "follow the fortunes" of Retrocedant in respect of risks Retrocessionaire has accepted under this Agreement.

9.       EXTRA CONTRACTUAL OBLIGATIONS

         In the event Retrocedant or Retrocessionaire is held liable to pay any punitive, exemplary, compensatory or consequential damages because of alleged or actual bad faith or negligence related to the handling of any claim under any Reinsurance Contract or otherwise in respect of such Reinsurance Contract, the parties shall be liable for such damages in proportion to their responsibility for the conduct giving rise to the damages. Such determination shall be made by Retrocedant and

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                                       13

         Retrocessionaire, acting jointly and in good faith, and in the event the parties are unable to reach agreement as to such determination, recourse shall be had to Section 15 hereof.

10.      ADMINISTRATION OF REINSURANCE CONTRACTS

10.1     (A)  The parties agree that, as of the Effective Time, Retrocedant shall have the sole authority to administer the Reinsurance Contracts in all respects, which authority shall include, but not be limited to, authority to bill for and collect premiums, adjust all claims and handle all disputes thereunder and to effect any and all amendments, commutations and cancellations of the Reinsurance Contracts, subject, however, in the case of administration of claims, to all claims handling guidelines provided in advance in writing by Retrocessionaire to Retrocedant. Retrocedant shall not, on its own, settle any claim, waive any right, defense, setoff or counterclaim relating to the Reinsurance Contracts with respect to amounts in excess of $500,000 or make any ex gratia payments, and shall not amend, commute or terminate any of the Reinsurance Contracts, in each case without the prior written consent of Retrocessionaire.

         (B) Notwithstanding the foregoing, to the extent permitted by law Retrocessionaire may, at its discretion and at its own expense, assume the administration, defense and settlement of any claim upon prior written notice to Retrocedant. Upon receipt of such notice, Retrocedant shall not compromise, discharge or settle such claim except with the prior written consent of Retrocessionaire. Retrocessionaire shall not take any action in the administration of such claim that would reasonably be expected to adversely affect Retrocedant, its business or its reputation, without the prior written consent of Retrocedant. Subject to the terms of
              Section 9 hereof, Retrocessionaire shall indemnify Retrocedant for all Losses, including punitive, exemplary, compensatory or consequential damages arising from such assumption of the conduct of such settlement pursuant to Section 14 herein.

10.2     REPORTING AND REGULATORY MATTERS

         Each party shall provide the notices and filings required to be made by it to relevant regulatory authorities as a result of this Agreement. Notwithstanding the foregoing, each party shall provide to the other party any information in its possession regarding the Reinsurance Contracts as reasonably required by the other party to make such filings and in a form as agreed to by the parties.

10.3     DUTY TO COOPERATE

         Upon the terms and subject to the conditions and other agreements set forth herein, each party agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with

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                                       14

         the other party in doing, all things necessary or advisable to perform the transactions contemplated by this Agreement.

10.4     COMMUNICATIONS RELATING TO THE REINSURANCE CONTRACTS

         Following the Effective Time, Retrocedant and Retrocessionaire shall each promptly forward to the other copies of all material notices and other written communications it receives relating to the Reinsurance Contracts (including, without limitation, all inquiries and complaints from relevant insurance regulators, brokers and other service providers and reinsureds and all notices of claims, suits and actions for which it receives service of process.)

11.      REPORTS AND REMITTANCES

11.1     REPORT FROM RETROCEDANT

         Within thirty days following the end of each month, Retrocedant shall provide Retrocessionaire with a summary statement of account for the previous month showing all activity relating to each of the Reinsurance Contracts, including related administration costs and expenses incurred by Retrocedant, consisting of the categories of information set forth in Exhibit G hereto. The monthly statement of account shall also provide a breakdown of any amounts due to Retrocedant or Retrocessionaire, as the case may be, as reimbursement for paid claims, collected premiums or other amounts due pursuant to the terms of this Agreement, including amounts relating to Inuring Retrocessions.

11.2     REMITTANCES

         Within two Business Days after delivery of each monthly report pursuant to Section 11.1, Retrocedant and Retrocessionaire shall settle all amounts then due under this Agreement for that month. It is agreed that Retrocedant shall retain all premiums received arising from all business written for which the first day of the original cedant's account period occurs prior to the Effective Date until such time as such aggregate amount of such premiums received equals the net amount to be retained by Retrocedant pursuant to Sections 4.1(D) and 4.2(B) herein, after which time, such premiums shall be remitted by Retrocedant to Retrocessionaire.

11.3     LATE PAYMENTS

         Should any payment due any party to this Agreement be received by such party after the due date for such payment under this Agreement, interest shall accrue from the date on which such payment was due until payment is received by the party entitled thereto, at an annual rate equal to the London Interbank Offered Rate quoted for six month periods as reported in The Wall Street Journal on the first Business Day of the month in which such payment first becomes due plus one hundred basis points (the "APPLICABLE RATE").

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                                       15

11.4     COST REIMBURSEMENT

         Retrocessionaire shall reimburse for its allocated share of all costs and expenses incurred by Retrocedant in administering the Reinsurance Contracts as set forth in Exhibit H hereto.

11.5     CURRENCY

         For purposes of this Agreement, where Retrocedant receives premiums or pays losses in currencies other than United States dollars, such premiums or losses shall be converted into United States dollars at the actual rates of exchange at which these premiums or losses are entered in Retrocedant's books.

12.      MAINTENANCE OF LICENSES

         Each of Retrocedant and Retrocessionaire hereby covenants to maintain at all times all licences and authorisations required to undertake the actions contemplated hereby.

13.      ACCESS TO RECORDS

13.1 From and after the Closing Date, Retrocedant shall afford to Retrocessionaire and its respective authorised accountants, counsel and other designated representatives (collectively, "REPRESENTATIVES") reasonable access (including using commercially reasonable best efforts to give access to Persons possessing information) during normal business hours to all data and information that is specifically described in writing (collectively, "INFORMATION") within the possession of Retrocedant relating to the liabilities transferred hereunder, insofar as such information is reasonably required by Retrocessionaire. Similarly, from and after the Closing Date, Retrocessionaire shall afford to Retrocedant, any Post-closing Subsidiary of Retrocedant and their respective Representatives reasonable access (including using commercially reasonable best efforts to give access to Persons possessing information) during normal business hours to Information within Retrocessionaire's possession relating to Retrocedant, insofar as such information is reasonably required by Retrocedant. Information may be requested under this
         Section 13 for, without limitation, audit, accounting, claims, litigation (other than any claims or litigation between the parties hereto) and tax purposes, as well as for purposes of fulfilling disclosure and reporting obligations and for performing this Agreement and the transactions contemplated hereby.

13.2 From and after the Closing Date, Retrocessionaire and Retrocedant or their designated representatives may inspect, at the place where such records are located, any and all data and information that is specifically described in writing within the possession of the other party hereto reasonably relating to this Agreement, on reasonable prior notice and during normal business hours. The rights of the parties

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                                       16

         under this Section 13 shall survive termination of this Agreement and shall continue for as long as there may be liabilities under the Reinsurance Contracts or reporting or retention requirements under applicable law. In addition, each party shall have the right to take copies (including electronic copies) of any information held by the other party that reasonably relates to this Agreement or the Reinsurance Contracts. Each party shall, and shall cause its designated representatives to, treat and hold as confidential information any information it receives or obtains pursuant to this Section 13.

14.      INDEMNIFICATION

14.1     INDEMNIFICATION BY RETROCEDANT

         Retrocedant agrees to indemnify, defend and hold harmless Retrocessionaire, and its officers, directors and employees with respect to any and all Losses arising from any breach by Retrocedant of any representation, warranty or covenant herein. Retrocedant further agrees to indemnify, defend and hold harmless Retrocessionaire and its officers, directors and employees against any and all Losses arising out of Retrocedant's administration of the Reinsurance Contracts, including but not limited to extracontractual obligations, payments in excess of policy limits and settlements made in respect of any such claims to the extent arising from the gross negligence or wilful misconduct of Retrocedant except to the extent such actions are taken with the prior consent or direction of Retrocessionaire. Such indemnification obligations shall be limited to the aggregate of all fees paid to Retrocedant pursuant to Section 11.4 hereof.

14.2     INDEMNIFICATION BY RETROCESSIONAIRE

         Retrocessionaire agrees to indemnify, defend and hold harmless Retrocedant, and its officers, directors and employees with respect to any and all Losses arising from any breach by Retrocessionaire of any representation, warranty or covenant herein. Retrocessionaire further agrees to indemnify, defend and hold harmless Retrocedant and its officers, directors and employees against any and all Losses arising out of Retrocessionaire's administration of the Reinsurance Contracts, including but not limited to extracontractual obligations, payments in excess of policy limits and settlements made in respect of any such claims.

14.3     INDEMNIFICATION PROCEDURES

         (A) If a party seeking indemnification pursuant to this Section 14 (each, an "INDEMNITEE") receives notice or otherwise learns of the assertion by a Person (including, without limitation, any governmental entity) who is not a party to this Agreement or an Affiliate thereof, of any claim or of the commencement by any such Person of any Action (a "THIRD PARTY CLAIM") with respect to which the party from whom indemnification is sought (each, an "INDEMNIFYING PARTY") may be obligated to provide indemnification pursuant to this Section 14.1 or 14.2, such Indemnitee shall give such Indemnifying

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                                       17

              Party written notice thereof promptly after becoming aware of such Third Party Claim; PROVIDED that the failure of any Indemnitee to give notice as provided in this Section 14.3 shall not relieve the Indemnifying Party of its obligations under this Section 14, except to the extent that such Indemnifying Party is prejudiced by such failure to give notice. Such notice shall describe the Third Party Claim in as much detail as is reasonably possible and, if ascertainable, shall indicate the amount (estimated if necessary) of the Loss that has been or may be sustained by such Indemnitee.

         (B) An Indemnifying Party may elect to defend or to seek to settle or compromise, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any Third Party Claim. Within 30 days of the receipt of notice from an Indemnitee in accordance with Section 14.3(A) (or sooner, if the nature of such Third Party Claim so requires), the Indemnifying Party shall notify the Indemnitee of its election whether the Indemnifying Party will assume responsibility for defending such Third Party Claim, which election shall specify any reservations or exceptions. After notice from an Indemnifying Party to an Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnifying Party shall not be liable to such Indemnitee under this Section 14 for any legal or other expenses (except expenses approved in writing in advance by the Indemnifying Party) subsequently incurred by such Indemnitee in connection with the defense thereof; PROVIDED that, if the defendants in any such claim include both the Indemnifying Party and one or more Indemnitees and in any Indemnitee's reasonable judgment a conflict of interest between one or more of such Indemnitees and such Indemnifying Party exists in respect of such claim or if the Indemnifying Party shall have assumed responsibility for such claim with reservations or exceptions that would materially prejudice such Indemnitees, such Indemnitees shall have the right to employ separate counsel to represent such Indemnitees and in that event the reasonable fees and expenses of such separate counsel (but not more than one separate counsel for all such Indemnitees reasonably satisfactory to the Indemnifying Party) shall be paid by such Indemnifying Party. If an Indemnifying Party elects not to assume responsibility for defending a Third Party Claim, or fails to notify an Indemnitee of its election as provided in this Section 14, such Indemnitee may defend or (subject to the remainder of this Section 14) seek to compromise or settle such Third Party Claim at the expense of the Indemnifying Party.

         (C) Neither an Indemnifying Party nor an Indemnitee shall consent to entry of any judgment or enter into any settlement of any Third Party Claim which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee, in the case of a consent or settlement by an Indemnifying Party, or the Indemnifying Party, in the case of a consent or settlement by the Indemnitee, of a written release from all liability in respect to such Third Party Claim.

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                                       18

         (D) If an Indemnifying Party chooses to defend or to seek to compromise or settle any Third Party Claim, the Indemnitee shall make available at reasonable times to such Indemnifying Party any personnel or any books, records or other documents within its control or which it otherwise has the ability to make available that are necessary or appropriate for such defense, settlement or compromise, and shall otherwise cooperate in a reasonable manner in the defense, settlement or compromise of such Third Party Claim.

         (E) Notwithstanding anything in this Section 14 to the contrary, neither an Indemnifying Party nor an Indemnitee may settle or compromise any claim over the objection of the other; PROVIDED that consent to settlement or compromise shall not be unreasonably withheld or delayed. If an Indemnifying Party notifies the Indemnitee in writing of such Indemnifying Party's desire to settle or compromise a Third Party Claim on the basis set forth in such notice (provided that such settlement or compromise includes as an unconditional term thereof the giving by the claimant or plaintiff of a written release of the Indemnitee from all liability in respect thereof) and the Indemnitee shall notify the Indemnifying Party in writing that such Indemnitee declines to accept any such settlement or compromise, such Indemnitee may continue to contest such Third Party Claim, free of any participation by such Indemnifying Party, at such Indemnitee's sole expense. In such event, the obligation of such Indemnifying Party to such Indemnitee with respect to such Third Party Claim shall be equal to (i) the costs and expenses of such Indemnitee prior to the date such Indemnifying Party notifies such Indemnitee of the offer to settle or compromise (to the extent such costs and expenses are otherwise indemnifiable hereunder) PLUS (ii) the lesser of (A) the amount of any offer of settlement or compromise which such Indemnitee declined to accept and (B) the actual out-of-pocket amount such Indemnitee is obligated to pay subsequent to such date as a result of such Indemnitee's continuing to pursue such Third Party Claim.

         (F) In the event of payment by an Indemnifying Party to any Indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other Person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.

         (G) Except with respect to claims relating to actual fraud, the indemnification provisions set forth in this section are the sole and exclusive remedy of the parties hereto for any and all claims for indemnification under this Agreement.

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                                       19

14.4     SURVIVAL

         This Section 14 shall survive termination of this Agreement.

15.      ARBITRATION

         (A) All disputes and differences arising under or in connection with this Agreement shall be referred to arbitration under the Arbitration Rules of ARIAS (UK).

         (B) The Arbitration Tribunal shall consist of three arbitrators, one to be appointed by the claimant party, one to be appointed by the respondent party and the third to be appointed by the two appointed arbitrators.

         (C) The third member of the Tribunal shall be appointed as soon as practicable (and no later than 28 days) after the appointment of the two party-appointed arbitrators. The Tribunal shall be constituted upon the appointment of the third arbitrator.

         (D) The Arbitrators shall be persons (including those who have retired) with not less than ten years' experience of insurance or reinsurance within the industry or as lawyers or other professional advisers serving the industry.

         (E) Where a party fails to appoint an arbitrator within 14 days of being called upon to do so or where the two party-appointed arbitrators fail to appoint a third within 28 days of their appointment, then upon application ARIAS (UK) will appoint an arbitrator to fill the vacancy. At any time prior to the appointment by ARIAS (UK) the party or arbitrators in default may make such appointment.

         (F) The Tribunal may in its sole discretion make such orders and directions as it considers to be necessary for the final determination of the matters in dispute. The Tribunal shall have the widest discretion permitted under the law governing the arbitral procedure when making such orders or directions.

         (G)  The seat of arbitration shall be London.

         (H) Each party shall bear the expense of its own arbitrator and shall share equally with the other party the expense of the third arbitrator and of the arbitration.

         (I)  This Section 15 shall survive termination of this Agreement.

16.      INSOLVENCY

         (A) On the occurrence of the insolvency in respect of Retrocedant, this reinsurance shall be payable directly to Retrocedant, or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of

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                                       20

              Retrocedant without diminution because of the insolvency of Retrocedant or because the liquidator, receiver, conservator or statutory successor of Retrocedant has failed to pay all or a portion of any claim.

         (B) It is agreed, however, that the liquidator, receiver, conservator or statutory successor of Retrocedant shall give written notice to Retrocessionaire of the pendency of a claim against Retrocedant indicating the Reinsurance Contract, which claim would involve a possible liability on the part of Retrocessionaire within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, Retrocessionaire may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to Retrocedant or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by Retrocessionaire shall be chargeable, subject to the approval of the court, against Retrocedant as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to Retrocedant solely as a result of the defense undertaken by Retrocessionaire.

         (C) As to all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement, the reinsurance shall be payable as set forth above by Retrocessionaire to Retrocedant or to its liquidator, receiver, conservator or statutory successor, except
              (i) where the Reinsurance Contracts specifically provide another payee on the occurrence of an Insolvency Event in respect of Retrocedant, and (ii) where Retrocessionaire, with the consent of the reinsured or reinsureds under the Reinsurance Contracts, has assumed such Reinsurance Contract obligations of Retrocedant as direct obligations of Retrocessionaire to the payees under such Reinsurance Contracts and in substitution for the obligations of the Retrocedant to such payees.

         (D) For the purposes of this Section 16, an Insolvency Event shall occur if:

              (i) a winding up petition is presented in respect of Retrocedant or a provisional liquidator is appointed over it or if Retrocedant goes into administration, administrative receivership or receivership or if Retrocedant has a scheme of arrangement or voluntary arrangement proposed in relation to all or any part of its affairs; or

              (ii)  Retrocedant goes into compulsory or voluntary liquidation;

                    or, in each case, if Retrocedant becomes subject to any other similar insolvency process (whether under the laws of England and Wales or elsewhere); and

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                                       21

              (iii) Retrocedant is unable to pay its debts as and when they fall due within the meaning of section 123 of the Insolvency Act 1986 (or any statutory amendment or re-enactment of that section).

17.      OFFSET

         Retrocedant and Retrocessionaire shall have the right to offset any balance or amounts due from one party to the other under the terms of this Agreement. The party asserting the right of offset may exercise such right at any time whether the balances due are on account of premiums, losses or otherwise.

18.      ERRORS AND OMISSIONS

         Any inadvertent delay, omission, error or failure shall not relieve either party hereto from any liability which would attach hereunder if such delay, omission, error or failure had not been made provided such delay, omission, error or failure is rectified as soon as reasonably practicable upon discovery.

19.      CREDIT FOR REINSURANCE; SECURITY

19.1     CREDIT FOR REINSURANCE

         Retrocessionaire shall take all actions reasonably necessary, if any, to permit Retrocedant to obtain full financial statement credit in all applicable jurisdictions for all liabilities assumed by the Retrocessionaire pursuant to this Agreement, including but not limited to loss and loss adjustment expense reserves, unearned premium reserves, reserves for incurred but not reported losses, allocated loss adjustment expenses and ceding commissions, and to provide the security required for such purpose, in a form reasonably acceptable to Retrocedant. Any reserves required by the foregoing in no event shall be less than the amounts required under the law of the jurisdiction having regulatory authority with respect to the establishment of reserves relating to the relevant Reinsurance Contracts. For purposes of this Section 19, such "actions reasonably necessary" may include, without limitation, the furnishing of a letter of credit or the establishment of a custodial or trust account, as permitted under applicable law, to secure the payment of the amounts due the Retrocedant under this Agreement.

19.2     EXPENSES

         All expenses of establishing and maintaining any letter of credit or other security arrangement shall be paid by Retrocessionaire.

19.3     SECURITY

         (A) Retrocessionaire shall establish and maintain a trust fund or other security arrangement for the benefit of Retrocedant as security for the obligations of Retrocessionaire under this Agreement. The trust fund or other security arrangement shall be in a form reasonably satisfactory to Retrocedant and shall comply with such requirements (if any) as may be laid down by the Financial Services Authority. It is understood that to the extent Retrocessionaire provides such other security arrangement reasonably satisfactory to Retrocedant, Retrocesssionaire shall not be required to provide a trust fund under this provision.

         (B) Retrocessionaire shall be permitted to liquidate the trust at the earlier of (i) such time as Retrocessionaire's obligations under this Agreement have been met or are terminated or waived or (ii) the reserves so reported by Retrocessionaire do not exceed $100 million as of two successive calendar year ends.

         (C) Retrocedant shall bear the costs and expenses of the trustee relating to the trust.

20.      MISCELLANEOUS PROVISIONS

20.1     SEVERABILITY

         If any term or provision of this Agreement shall be held void, illegal, or unenforceable, the validity of the remaining portions or provisions shall not be affected thereby.

20.2     SUCCESSORS AND ASSIGNS

         This Agreement may not be assigned by either party without the prior written consent of the other. The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns as permitted herein.

20.3     EQUITABLE RELIEF

         Each party hereto acknowledges that if it or its employees or agents violate the terms of this Agreement, the other party will not have an adequate remedy at law. In the event of such a violation, the other party shall have the right, in addition to any other rights that may be available to it, to obtain in any court of competent jurisdiction injunctive relief to restrain any such violation and to compel specific performance of the provisions of this Agreement. The seeking or obtaining of such injunctive relief shall not foreclose or limit in any way relief against either party hereto for any monetary damage arising out of such violation.

20.4     EXECUTION IN COUNTERPARTS

         This Agreement may be executed by the parties hereto in any number of counterparts and by each of the parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

20.5     NOTICES

         All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand (with receipt confirmed), or by facsimile (with transmission confirmed), or by certified mail, postage prepaid and return receipt requested, addressed as follows (or to such other address as a party may designate by written notice to the others) and shall be deemed given on the date on which such notice is received:

         If to Retrocedant:

         St. Paul Reinsurance Company Limited
         27 Camperdown Street
         London
         E1 8DS
         Facsimile:  + 44 20 7488 6345
         Attention:  Company Secretary

         If to Retrocessionaire:

         Platinum Underwriters Reinsurance, Inc.
         195 Broadway
         New York, New York 10007
         Facsimile:  001 212 238 9202
         Attention:  Chief Financial Officer

20.6     WIRE TRANSFER

         All settlements in accordance with this Agreement shall be made by wire transfer of immediately available funds on the due date, or if such day is not a Business Day, on the next day which is a Business Day, pursuant to the following wire transfer instructions:

         For credit to Platinum Underwriters Reinsurance, Inc.
         Citibank
         Newcastle, Delaware
         Account Number 38660864
         Bank ABA Number 031100209

         For credit to St. Paul Reinsurance Company Limited [         ]

         Payment may be made by cheque payable in immediately available funds in the event the party entitled to receive payment has failed to provide wire transfer instructions.

20.7     HEADINGS

         Headings used herein are not a part of this Agreement and shall not affect the terms hereof.

20.8     FURTHER ASSURANCES

         Each of the parties shall from time to time, on being reasonably requested to do so by the other party to this Agreement, shall do such acts and/or execute such documents in a form reasonably satisfactory to the party concerned as may be necessary to give full effect to this Agreement and securing to that party the full benefit of the rights, powers and remedies conferred upon it by this Agreement.

20.9     THIRD PARTY RIGHTS

         (A) Section 14 confers a benefit on the officers, directors and employees of Retrocedant and of Retrocessionaire (the "Third Parties") and, subject to the remaining provisions of this Section, is intended to be enforceable by the Third Parties by virtue of the Contracts (Rights of Third Parties) Act 1999.

         (B) The parties to this Agreement do not intend that any term of this Agreement, apart from Section 14, should be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Agreement.

         (C) Notwithstanding the provisions of Section 20.9(A), this Agreement may be rescinded or varied in any way and at any time by the parties to this Agreement without the consent of any or all of the Third Parties.

20.10    AMENDMENTS; ENTIRE AGREEMENT

         This Agreement may be amended only by written agreement of the parties. This Agreement, together with the Formation and Separation Agreement, supersedes all prior discussions and written and oral agreements and constitutes the sole and entire agreement between the parties with respect to the subject matter hereof.

20.11    GOVERNING LAW

         This Agreement shall be governed by English law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorised representatives as of the date first above written.


                                          ST. PAUL REINSURANCE COMPANY LIMITED

                                          By
                                              ----------------------------------
                                              Name:
                                              Title:


                                          PLATINUM UNDERWRITERS REINSURANCE INC.

                                          By
                                              ----------------------------------
                                              Name:
                                              Title:

                                   EXHIBIT A-1

                              REINSURANCE CONTRACTS


ST. PAUL REINSURANCE COMPANY LIMITED : NON-TRADITIONAL [A] QUOTA SHARE TREATY

SCHEDULE A- REINSURANCE CONTRACTS.


Reserving Class  Genius Class        Policy Reference  Inception   Expiry          Cedant                       Title
     93          93 Non Trad Dep Ac  003223021FXP       4/1/02     3/31/03     Transatlantic Re Co *AC*   TRC Property Reeplicat XL
     88          88 Non Trad Intl    003356021FXP       1/1/02     12/31/02   Bahamas First Gen Ins *TO*   Bahamas First Property

                                   EXHIBIT A-2

                       LOSS RESERVES BY CLASS OF BUSINESS


                  None.

                                    EXHIBIT B

                                  LOSS RESERVES

Loss Reserves shall consist of loss and loss adjustment expense reserves, including incurred but not reported loss and loss adjustment expense reserves as of the Effective Time with respect to premium earned on the Reinsurance Contracts net of retrocessional recoverables under the Inuring Retrocessions. Loss Reserves shall not include any loss and loss adjustment expense reserves or ceding commission reserves relating to Excluded Losses. Aggregate Loss Reserves as of June 30, 2002, are set forth on Exhibit A-2.

             METHODOLOGY FOR CALCULATION OF FINAL SECTION A PREMIUM

         It is understood that the Loss Reserve analysis will be performed by Retrocessionaire's employees under the direction of Retrocedant and reviewed by Retrocedant's employees.

         Excluding catastrophes, the IBNR component of Loss Reserves will be booked, by Class of Business, to the planned IBNR. Planned IBNR is determined using the Bornhuetter-Ferguson methodology, using the planned loss ratio (adjusted for the difference between actual and planned commission and brokerage) as the initial expected loss ratio and the development pattern used for the class in the September 30, 2002 analysis. In the case of a Class of Business where the expected reported losses are less than 75% of the expected ultimate losses, as per the loss development patterns in use as of September 30, 2002, the IBNR will not be less than that amount needed to produce an ultimate loss ratio equal to the ultimate plan loss ratio (adjusted for the difference between actual and planned commission and brokerage).

         In addition to the above, known large events and catastrophe variances from plan as of the Effective Date will be added to the ultimate losses. Subsequent adjustments to the reserves for known large events and catastrophe variances from plan in the 90 days following the Effective Date could be upward or downward.

          CALCULATION METHODOLOGY FOR EARNED BUT NOT YET BILLED PREMIUM

Earned But Not Yet Billed Premium shall equal estimated premiums receivable with respect to the Reinsurance Contracts net of estimated ceding commissions and Inuring Retrocession premiums. Earned But Not Yet Billed Premium as of June 30,
2002 is equal to $[   ].

                                    EXHIBIT C

                              INURING RETROCESSIONS

FER 17/10/02

Platinum Re _Inuring Reinsurance 17_10_02.xls

 PLATINUM RE UK / US / BERMUDA - SCHEDULE OF INURING REINSURANCE : PROPORTIONAL

            AS AT 17/10/02

 Reference                           Inception  Expiration
    No.     Name of Contract           Date        Date                 Cover                      Limit
-------------------------------------------------------------------------------------------------------------------
     1)     Worldwide Property        1/1/02     12/31/02   International Property Risk   USD 40,000,000
            Excluding Japan                                 Excess of Loss & Catastrophe  Aggregate Cession Limit
                                                            Excess of Loss Business
                                                            (protects Europe)

     2)     UK/Eire Cat. XL Q.S. /    1/1/02     12/31/02   U.K. / Eire Cat. Excess       GBP 100,000,000
            1st & / 2nd Surplus                             of Loss Treaty Business       Aggregate Cession Limit
                                                            (protects Europe)

     3)     UK/Europe Cat. XL Quota   1/1/02     12/31/02   International Property        GBP 75,000,000
            Share Treaty                                    Catastrophe Excess of Loss    Aggregate Cession Limit
                                                            Business (protects Europe)

 Reference
    No.     Name of Contract             Projected Prem.       Participants    % Placed
-------------------------------------------------------------------------------------------
     1)     Worldwide Property       USD 9m - USD 12m [100%  Nisshin - 50%          55%
            Excluding Japan          treaty estimate]        Nichido -  5%

     2)     UK/Eire Cat. XL Q.S. /   GBP 5m [100% treaty     Nisshin - 14%          29%
            1st & / 2nd Surplus      estimate]               PX Re  -  10%
                                                             TOA Re  -  5%

     3)     UK/Europe Cat. XL Quota  GBP 3m - GBP 3.5m       Montpelier Re -       100%
            Share Treaty                                     100%

     4)     Japan Cat. XL Surplus     1/1/02     12/31/02   Japan / Japanese Islands      USD 30,000,000 Aggregate
            Treaty                                          Property Cat. Excess of Loss  Cession Limit : quake USD
                                                            Business (protects New York   20,000,000 Aggregate
                                                            & Europe)                     Cession Limit : windstorm

     5)     Casualty Clash Quota      1/1/96     12/31/02   Casualty Clash, Casualty      20% Quota Share of
            Share                                           Contingency, Casualty Cat.    USD 7,500,000 any
                                                            and Workers Comp. Cat. (NY)   one occurrence etc.

     6)     Nisshin NM Open Cover     7/1/01     6/30/02    Business in the Pacific Rim   SGD 2,000,000
                                                            Region from our NY,
                                                            Singapore & HK offices

     7)     North America Property    4/1/02     12/1/02    North America Property        50% Quota Share
            Cat. Quota Share                                Catastrophe business written
                                                            by NY & Chicago

     4)     Japan Cat. XL Surplus    USD 1.2m                PX Re - 100%          100%
            Treaty

     5)     Casualty Clash Quota     $ 4,200,000             Auto-Owners           100%
            Share                                            Ins. Co.

     6)     Nisshin NM Open Cover    $ 500,000               Nisshin F & M         100%

     7)     North America Property   estimated               Montpelier Re         100%
            Cat. Quota Share         $ 12,500,000

FER 17/10/02

Platinum Re_Inuring Reinsurance 17_10_02.xls

       PLATINUM RE UK / US / BERMUDA - SCHEDULE OF INURING REINSURANCE :
       NON-PROPORTIONAL

           AS AT 17/10/02

Reference                    Inception  Expiration
   No.     Name of Contract    Date        Date           Cover          Limit      Retention    Reinstatement
-------------------------------------------------------------------------------------------------------------
    1a)    Marine XL (a)       5/1/01    4/30/02    Protects Europe   $ 1,500,000  $  1,000,000     1 @ 100%
                                                    XL account        L   750,000  L    500,000

    1b)    Marine XL (b)       1/1/02   12/31/02    Protects Europe   $ 5,000,000  $  5,000,000     2 @ 100%
                                                    XL account        L 2,500,000  L  2,500,000

    1c)    Marine XL (c)       1/1/02   12/31/02    Protects Europe   $ 5,000,000  $ 10,000,000     2 @ 100%
                                                    XL account        L 2,500,000  L  5,000,000

    2a)    International      7/11/01    7/10/02    Protects Europe   $ 7,500,000  $  7,500,000     1 @ 100%
           Property Cat. XL                         Risk/Prorata/Cat  L 5,000,000  L  5,000,000
                                                    XL business

Reference                     Projected
   No.     Name of Contract    Premium      ROL    % Placed               Participants
---------------------------------------------------------------------------------------------------
    1a)    Marine XL (a)     $   360,000   26.67%      100%  PX Re - 44.20%
                             L    20,000                     Lloyd's Synd. 2121 (HYL) - 10%
                                                             Cornhill Ins. - 33.33%
                                                             XL Re - 12.47%

    1b)    Marine XL (b)     $ 1,125,000   25.00%      100%  Lloyd's Synd. 1861 (BRM) - 20%
                             L    62,500                     QBE Intnl. London - 30%
                                                             Cornhill - 25%
                                                             Odyssey London Branch - 25%

    1c)    Marine XL (c)     $   675,000   15.00%      100%  QBE Intnl. London - 50%
                             L    37,500                     Cornhill - 25%
                                                             Odyssey London Branch - 25%

    2a)    International     $   843,750   22.50%      100%  PX Re - 40%
           Property Cat. XL  L   562,500                     GE Frankona Re (Germany) - 20%
                                                             Gerling Global (UK) - 1.91%
                                                             Safety National Casualty Corp. - 7.61%
                                                             Lloyd's Synd. 566 (STN) - 15.24%
                                                             Lloyd's Synd. 780 (BFC) - 3.81%
                                                             Lloyd's Synd. 2121 (HYL) - 3.81%
                                                             Lloyd's Synd. 2027 (COX) - 3.81%
                                                             Lloyd's Synd. 2010 (MMX) - 3.81%

    2b)    International      7/11/01   7/10/02     Protects Europe   $ 7,500,000  $ 15,000,000    1 @ 100%
           Property Cat. XL                         Risk/Prorata/Cat  L 5,000,000  L 10,000,000
                                                    XL business

    2c)    International      7/11/01   7/10/02     Protects Europe   $ 7,500,000  $ 22,500,000    1 @ 100%
           Property Cat. XL                         Risk/Prorata/Cat  L 5,000,000  L 15,000,000
                                                    XL business

    3a)    Joint Risk XOL     2/13/02   2/12/03     1st layer XS 5M   $ 2,500,000  $  2,500,000    1 @ 100%
           Cover - First                            aggregate
           Layer

    2b)    International     $ 1,162,500   31.00%      100%  PX Re - 15.66%
           Property Cat. XL  L   775,000                     [18.91% w.e.f. 1/11/02]
                                                             GE Frankona Re (Germany) - 25%
                                                             XL Re (UK) - 15%
                                                             Gerling Global (UK) - 1.54%
                                                             Taisei F&M - 3.25% (replaced
                                                             @1/11/02)
                                                             Protective Ins. Co. - 3.25%
                                                             Safety National Corp. - 6.5%
                                                             Lloyd's Synd. 626 (IRK) - 19.23%
                                                             Lloyd's Synd. 566 (STN) - 7.69%
                                                             Lloyd's Synd. 958 (GSC) - 1.92%
                                                             Lloyd's Synd. 529 (SHE) - 0.96%

    2c)    International     $   900,000   24.00%      100%  PX Re - 12% [14.93% w.e.f. 1/11/02]
           Property Cat. XL  L   600,000                     GE Frankona Re (Germany) - 20%
                                                             XL Re (UK) - 15%
                                                             Gerling Global (UK) - 1.17%
                                                             Taisei F&M - 2.93% (replaced @
                                                             1/11/02)
                                                             Royal Bank of Canada Ins. Co. -
                                                             5.87%
                                                             Protective Ins. Co. - 2.93%
                                                             Safety National Corp. - 5.86%
                                                             Lloyd's Synd. 626 (IRK) - 17.5%
                                                             Lloyd's Synd. 566 (STN) - 6.75%
                                                             Lloyd's Synd. 2027 (COX) - 4.42%
                                                             Lloyd's Synd. 958 (GSC) - 1.76%
                                                             Lloyd's Synd. 529 (SHE) - 0.88%
                                                             Lloyd's Synd. 727 (SAM) - 2.93%

    3a)    Joint Risk XOL    $   875,000   35.00%      100%  Lloyd's Synd. 566 (STN) - 25%
           Cover - First                                     Lloyd's Synd. 780 (BFC) - 15%
           Layer                                             Gerling Global (UK) - 2.373%
                                                             XL Re - 8.898%
                                                             Transatlantic Re - 15%
                                                             Lloyd's Synd. 626 (IRK) - 5.933%
                                                             Lloyd's Synd. 2010 (MMX) - 4.449%
                                                             Lloyd's Synd. 282 (LSM) - 4.449%
                                                             GE Frankona - 8.898%
                                                             PX Re - 10%


    3b)    Joint Risk XOL     2/13/02   2/12/03     Property Risk &   $  5,000,000  $ 5,000,000    1 @ 100%
           Cover - Second                           Prorata
           Layer                                    business
                                                    (all offices)

    4a)    International       3/9/02    2/8/03     International     $ 20,000,000  $ 50,000,000   1 @ 100%
           Cat. XOL - First                         Risk/Prorata/Cat.
           Layer                                    XL (all offices)

    4b)    International       3/9/02    2/8/03     International     $ 30,000,000  $ 70,000,000   1 @ 100%
           Cat. XOL - Second                        Risk/Prorata/Cat.
           Layer                                    XL (all offices)

     5)    Satellite XL       6/12/02   6/11/03     Protects all      $ 10,000,000  $    10,000       0
           [Geosynchronous /                        offices.  3
           Geostationary                            satellite
           In-Orbit                                 warranty.
           Reinsurance]                             Covers
                                                    naturally
                                                    occurring
                                                    phenomena in
                                                    space.

    3b)    Joint Risk XOL    $ 2,000,000   40.00%      100%  Lloyd's Synd. 566 (STN) - 10%
           Cover - Second                                    Lloyd's Synd. 780 (BFC) - 15%
           Layer                                             Gerling Global (UK) - 4%
                                                             XL Re - 15%
                                                             Transatlantic Re - 20%
                                                             Lloyd's Synd. 2010 (MMX) - 3.50%
                                                             Lloyd's Synd. 282 (LSM) - 7.50%
                                                             GE Frankona - 15%
                                                             PX Re - 10%

    4a)    International     $ 4,800,000   24.00%      100%  Lloyd's Synd. 566 (STN) - 12.5%
           Cat. XOL - First                                  Lloyd's Synd. 780 (BFC) - 10%
           Layer                                             Lloyd's Synd. 282 (LSM) - 8%
                                                             PX Re - 8%
                                                             Renaissance Re - 25%
                                                             Di Vinci Re - 12.5%
                                                             Transatlantic Re - 10%
                                                             GE Frankona Re - 10%
                                                             Royal Bank of Canada - 4%

    4b)    International     $ 4,500,000   15.00%      100%  Lloyd's Synd. 566 (STN) - 5%
           Cat. XOL - Second                                 Lloyd's Synd. 780 (BFC) - 12.5%
           Layer                                             Lloyd's Synd. 626 (IRK) - 4.004%
                                                             Lloyd's Synd. 2010 (MMX) - 1.202%
                                                             Lloyd's Synd. 282 (LSM) - 10.01%
                                                             Lloyd's Synd. 1096 (RAS) - 1.602%
                                                             Gerling Global (UK) - 0.801%
                                                             PX Re - 8.007%
                                                             Folksamerica - 16.014%
                                                             Renaissance Re - 8.007%
                                                             Di Vinci Re - 4.004%
                                                             Transatlantic Re - 7.5%
                                                             Auto-Owners - 16.015%
                                                             Royal Bank of Canada - 2.667%
                                                             Protective - 2.667%

     5)    Satellite XL      $   575,000    5.75%      100%  Renaissance Re - 100%
           [Geosynchronous /
           Geostationary
           In-Orbit
           Reinsurance]

     6)    Latin America &     7/1/00     6/3/06    All loss          $     25,000,000  $ 15,000,000
           Caribbean ILW XOL                        recoveries on     Term Aggregate
                                                    Latin America     Limit - USD 75M
                                                    and Caribbean
                                                    business
                                                    subject to USD
                                                    1 Billion ILW

    7)     Caribbean ILW XOL  11/1/01   10/31/02    Caribbean         $     15,000,000  $    100,000    Nil
                                                    Property
                                                    business
                                                    subject to an
                                                    Industry Loss
                                                    of USD1.5
                                                    Billion

    8)     N.A. $10 Billion    7/1/01    6/30/02    North American    $      2,500,000  $     10,000  1 @ 100%
           ILW                                      Property
                                                    business
                                                    subject to
                                                    Industry Loss
                                                    of USD 10B

    9)     N.A. $10 Billion    8/1/01    7/31/02    North American    $      2,500,000  $  1,000,000  1 @ 100%
           ILW                                      Property
                                                    business
                                                    subject to
                                                    Industry Loss
                                                    of USD 10B

    10)    N.A. Property /     1/1/02   12/31/02    North American    $     10,000,000  $    100,000  1 @ 100%
           WCA Cat $ 30B ILW                        Property and
                                                    Workers
                                                    Compensation
                                                    business
                                                    subject to ILW
                                                    of USD 30
                                                    Billion

    11)    N.A. Property Cat   1/5/02    1/5/03     North American    $      5,000,000  $     50,000  1 @ 100%
           $15B ILW                                 Property
                                                    business
                                                    subject to ILW
                                                    of USD 15
                                                    Billion
     6)    Latin America &   margin - $   400,000    N/A      56.50%  Fuji F & M - 5%
           Caribbean ILW XOL                                          Nisshin F & M - 13.5%
                                                                      Sumitomo - 10%
                                                                      Taisei F & M - 8%
                                                                      Toa Re - 20%

    7)     Caribbean ILW XOL          $ 3,450,000  23.00%       100%  Continental Casualty - 100%

    8)     N.A. $10 Billion           $   500,000  20.00%       100%  Transatlantic Re - 100%
           ILW

    9)     N.A. $10 Billion           $   475,000  19.00%       100%  IPC Re Limited - 100%
           ILW

    10)    N.A. Property /            $   420,000   4.20%       100% Tokio Millenium Re - 100%
           WCA Cat $ 30B ILW

    11)    N.A. Property Cat          $   950,000  19.00%       100%  Odyssey Re - 100%
           $15B ILW

   12a)    Marine XOL - 1st   1/1/02    12/31/02    Marine business   $   5,000,000      $  5,000,000        1 @ 100%
           layer [NY]                               for New York
                                                    Office

   12b)    Marine XOL - 2nd   1/1/02    12/31/02    Marine business   $   5,000,000      $ 10,000,000        1 @ 100%
           layer [NY]                               for New York
                                                    Office

    13)    Single Period      1/1/02    12/31/02    Covers            $ 200,000,000  79.4% Traditional bus.
           Accident Year                            aggregate net                    93.5% Non-traditional
           Aggregate XOL                            losses incurred                  business
           (Holborn)                                on an ultimate
                                                    accident year
                                                    basis IRO all
                                                    business
                                                    written by All
                                                    offices
                                                    including
                                                    Discovery Re.

    14)    Workers'           1/1/02    12/31/02    Covers Workers'   $  50,000,000      $ 75,000,000
           Compensation Cat.  1/1/03    12/31/05    Compensation      $  50,000,000      $ 75,000,000        Annual Agg. Of 50M
           XOL (Holborn)                            treaty business

    15)    Puerto Rico ILW   7/26/02     7/25/03    Property          $  10,000,000      $     10,000             Nil
           XOL                                      business
                                                    subject to an
                                                    Industry Loss
                                                    of USD1.5
                                                    Billion

   12a)    Marine XOL - 1st  $  1,125,052  22.50%      100%   Lloyd's Synd. 457 (WTK) - 7.5%
           layer [NY]                                         Cornhill - 21.5%
                                                              Folksamerica Re - 30%
                                                              Lloyd's Synd. 2 (WHS) - 20%
                                                              Nisshin F & M - 1%
                                                              XL Mid Ocean Re - 20%

   12b)    Marine XOL - 2nd  $    624,982  12.50%      100%   Lloyd's Synd. 457 (WTK)  - 7.5%
           layer [NY]                                         Cornhill - 21.5%
                                                              Folksamerica Re - 30%
                                                              Lloyd's Synd. 2 (WHS) - 20%
                                                              Nisshin F & M - 1%
                                                              XL Mid Ocean Re - 20%

    13)    Single Period     $  4,750,000              100%   Underwriters Reinsurance - 53.75%
           Accident Year                                      London Life & General - 25%
           Aggregate XOL                                      PMA Reins. - 10%
           (Holborn)                                          Hannover Re - 9%
                                                              E & S Reins. - 2.25%

    14)    Workers'          $ 10,000,000              100%   Swiss Re - 81.25%
           Compensation Cat.                                  Hannover - 15%
           XOL (Holborn)                                      E & S Reins. - 3.75%

    15)    Puerto Rico ILW   $  1,250,000  12.50%      100%   ACE Tempest Re - 50%
           XOL                                                Renaissance Re - 50%

                                    EXHIBIT D

                            ALLOCATION OF RECOVERIES

1. Recoveries allocable to this contract under an Inuring Retrocession shall be allocated between the parties in proportion to the losses otherwise recoverable.

2. Any and all loss recoveries and premium adjustments allocable to this contract resulting from triggering the 2002 Holborn cover will be allocated between The St. Paul Companies and Retrocessionaire and its affiliates ("Platinum Re") based on variance from plan and in accordance with the existing methodology shown below.

         Variance from plan at an underwriting year level will be the basis for the allocation. The 2000, 2001 and 2002 underwriting year plan loss ratios associated with the 2002 calendar year plan loss ratio will be compared to indicated ultimate loss ratios for the same underwriting years. These indicated ultimate loss ratios are the same ones used to determine if the Holborn cover has been triggered. The 2002 underwriting year must be segmented into three pieces. Namely, that business written on Fire and Marine paper and subject to transfer, that written on Fire and Marine paper and not subject to transfer and that written on Platinum Re paper. The distinction is warranted as the cession to Platinum Re will be net of the Holborn cover. The variance in loss ratio by underwriting year will be multiplied by the respective underwriting year's EP component in the 2002 calendar year. This is the same EP by underwriting year that was used to calculate the total 2002 Holborn Year's EP. This dollar variance will be the basis for determining the distribution to be applied to the total loss recovery and AP. It is in this manner that the total loss recovery and AP attributable to the 2002 Holborn Year will be allocated to underwriting year. To the extent that the recoveries and AP's have been allocated to the 2000 and 2001 underwriting years they will be afforded to The St. Paul Companies. Similarly, the allocation to that part of the 2002 underwriting year pertaining to non-transferred business will also be realised by The St. Paul Companies. The allocation pertaining to business written on The St. Paul paper and transferred will be used in determining the net transferred business that will be ceded to Platinum Re. The remaining allocation associated with 2002 underwriting year business written on Platinum Re paper will inure to the benefit of Platinum Re directly. The margin for the 2002 Holborn cover will be distributed based on earned premium and allocated between The St. Paul Companies and Platinum Re by underwriting year.

                                    EXHIBIT E

                      ALLOCATION OF RETROCESSIONAL PREMIUMS

1. Ceded premium allocable to this contract will be allocated between the parties and to the underwriting year in proportion to the earned subject premium. Ceding commission will be allocated in the same manner.

2. Reinstatement premium allocable to this contract due in respect of non-proportional Inuring Retrocessions will be allocated between the parties in proportion to the related allocated recoverable losses.

3. Any and all loss recoveries and premium adjustments allocable to this contract resulting from triggering the 2002 Holborn cover will be allocated between The St. Paul Companies and Platinum Re based on variance from plan and in accordance with the existing methodology shown below.

         Variance from plan at an underwriting year level will be the basis for the allocation. The 2000, 2001 and 2002 underwriting year plan loss ratios associated with the 2002 calendar year plan loss ratio will be compared to indicated ultimate loss ratios for the same underwriting years. These indicated ultimate loss ratios are the same ones used to determine if the Holborn cover has been triggered. The 2002 underwriting year must be segmented into three pieces. Namely, that business written on Fire and Marine paper and subject to transfer, that written on Fire and Marine paper and not subject to transfer and that written on Platinum Re paper. The distinction is warranted as the cession to Platinum Re will be net of the Holborn cover. The variance in loss ratio by underwriting year will be multiplied by the respective underwriting year's EP component in the 2002 calendar year. This is the same EP by underwriting year that was used to calculate the total 2002 Holborn Year's EP. This dollar variance will be the basis for determining the distribution to be applied to the total loss recovery and AP. It is in this manner that the total loss recovery and AP attributable to the 2002 Holborn Year will be allocated to underwriting year. To the extent that the recoveries and AP's have been allocated to the 2000 and 2001 underwriting years they will be afforded to The St. Paul Companies. Similarly, the allocation to that part of the 2002 underwriting year pertaining to non-transferred business will also be realised by The St. Paul Companies. The allocation pertaining to business written on The St. Paul paper and transferred will be used in determining the net transferred business that will be ceded to Platinum Re. The remaining allocation associated with 2002 underwriting year business written on Platinum Re paper will inure to the benefit of Platinum Re directly. The margin for the 2002 Holborn cover will be distributed based on earned premium and allocated between The St. Paul Companies and Platinum Re by underwriting year.

4. The $10 million of premium payable for 2002 under the Workers Compensation Catastrophe Excess of Loss $50 million excess of $75 million Retrocession Contract will be split $1 million for Platinum Re and $9 million for The St. Paul Companies. Such contract has a feature that states that for certain unfavourable experience on the Whole Account Stop Loss Cover the premium on this cover could reduce by as much as $9 million. In this event the reduction in ceded premium would benefit The St. Paul Companies exclusively. The Platinum Re share would remain at $1 million.

         The contract has a feature that allows the Retrocessionaire to renew the cover if it is in a loss position. In this event the subsequent years' premium will be split in proportion to the losses incurred to the cover.

                                    EXHIBIT F

                              ALLOCATION OF LIMITS

Available limits under an Inuring Retrocession shall be allocated between the parties in proportion to the losses otherwise recoverable.

                                    EXHIBIT G

                          FORM OF RETROCEDANT'S REPORT

Retrocedant will provide the following information separately for each coverage period on a monthly basis:

a) Transaction listing at assumed policy level showing all revenue items including booked premiums, booked acquisition costs and paid losses entered in Retrocedant's books during the relevant accounting period.

b) Claims listing at assumed policy level showing loss description, date of loss, paid amount and outstanding case reserve.

c) Listing of Inuring Retrocession amounts allocated to Retrocessionaire during the relevant accounting period including details of non-proportional Inuring Retrocession premiums and recoverables.

Note 1 relating to (a) and (b): Revenue and reserve amounts will be shown in the accounting currency used by Retrocedant for the purposes of its own books.

Note 2 relating to (a) and (b): Transaction and claims listings will include gross amounts and proportional Inuring Retrocession amounts.

Note 3 relating to (c): Retrocession amounts will be paid to Retrocessionaire only following receipt by Retrocedant. These amounts together with any unpaid amounts that are due to Retrocessionaire but not yet received by Retrocedant will be included in the listing of Inuring Retrocession amounts.

CONTRACTS EFFECTIVE FROM IPO CLOSE TO 12/31/02

ALL RESERVING CLASSES

Month 1

                              ASSUMED RESULTS           CEDED CONTRACT            NET ACCOUNT
US$ Equivalents
                              ---------------          ---------------          ---------------

Premiums written
                              ---------------          ---------------          ---------------

Change in UPR
                              ---------------          ---------------          ---------------

Premiums earned
                              ---------------          ---------------          ---------------

Losses paid
                              ---------------          ---------------          ---------------

Change in loss reserves
                              ---------------          ---------------          ---------------

Incurred losses
                              ---------------          ---------------          ---------------

Original commissions
                              ---------------          ---------------          ---------------

Brokerage
                              ---------------          ---------------          ---------------

Other
                              ---------------          ---------------          ---------------

Total charges
                              ---------------          ---------------          ---------------

Underwriting result
                              ===============          ===============          ===============

SP Commissions
                              ---------------          ---------------          ---------------

UPR's
                              ---------------          ---------------          ---------------

Case Reserves
                              ---------------          ---------------          ---------------

Funds Withheld
                              ---------------          ---------------          ---------------

CONTRACTS EFFECTIVE FROM IPO CLOSE TO 12/31/02

ASSUMED RESULTS BY REVENUE CLASS

Month 1

                              RESERVING CLASS 1        RESERVING CLASS 2           RESERVING CLASS 3              TOTAL
US$ Equivalents
                              -----------------        -----------------           -----------------         -------------------

Premiums written
                              -----------------        -----------------           -----------------         -------------------

Change in UPR
                              -----------------        -----------------           -----------------         -------------------

Premiums earned
                              -----------------        -----------------           -----------------         -------------------

Losses paid
                              -----------------        -----------------           -----------------         -------------------

Change in loss reserves
                              -----------------        -----------------           -----------------         -------------------

Incurred losses
                              -----------------        -----------------           -----------------         -------------------

Original commissions
                              -----------------        -----------------           -----------------         -------------------

Brokerage
                              -----------------        -----------------           -----------------         -------------------

Other
                              -----------------        -----------------           -----------------         -------------------

Total charges
                              -----------------        -----------------           -----------------         -------------------

Underwriting result
                              =================        =================           =================         ===================

SP Commissions
                              -----------------        -----------------           -----------------         -------------------


UPR's
                              -----------------        -----------------           -----------------         -------------------

Case Reserves
                              -----------------        -----------------           -----------------         -------------------

CONTRACTS EFFECTIVE FROM IPO CLOSE TO 12/31/02
ASSUMED RESULTS BY CONTRACT

                               CONTRACT/  CAT   SOA    PREMIUMS  CHG IN  PREMIUMS  LOSSES   CHGE IN  INCURRED
  CONTRACT/CLAIM NO    CEDANT  CLAIM DES  ID  PD/ DOL   WRITTEN    UPR    EARNED    PAID     CASE     LOSSES  COMMISSIONS  BROKERAGE
  -----------------    ------  ---------  --- -------  --------  ------  -------   ------   -------  -------  -----------  ---------
US$ Equivalents
Reserving Class 1
   Contract 1
      Claim No 1
   Contract 2
   Contract 3
      Claim No 2
   Contract 4
   Contract 5
   Contract 6
Total Reserving Class 1

Reserving Class 2
   Contract 7
   Contract 8
   Contract 9
   Contract 10
   Contract 11
   Contract 12
Total Reserving Class 2

Reserving Class 3
   Contract 13
   Contract 14
   Contract 15
   Contract 16
   Contract 17
   Contract 18
   Contract 19
   Contract 20
Total Reserving Class 3

Total

                                TOTAL    U/W                  FUNDS
  CONTRACT/CLAIM NO      OTHER   CHGS  RESULT     UPR   CASE   W/H
  -----------------      -----  -----  ------     ---   ----  -----
US$ Equivalents
Reserving Class 1
   Contract 1
      Claim No 1
   Contract 2
   Contract 3
      Claim No 2
   Contract 4
   Contract 5
   Contract 6
Total Reserving Class 1

Reserving Class 2
   Contract 7
   Contract 8
   Contract 9
   Contract 10
   Contract 11
   Contract 12
Total Reserving Class 2

Reserving Class 3
   Contract 13
   Contract 14
   Contract 15
   Contract 16
   Contract 17
   Contract 18
   Contract 19
   Contract 20
Total Reserving Class 3

Total

CONTRACTS EFFECTIVE 1/1/02 TO IPO CLOSE

ALL RESERVING CLASSES

Month 1

                              ASSUMED RESULTS           CEDED CONTRACT            NET ACCOUNT
US$ Equivalents
                              ---------------          ---------------          ---------------

Premiums written
                              ---------------          ---------------          ---------------

Change in UPR
                              ---------------          ---------------          ---------------

Premiums earned
                              ---------------          ---------------          ---------------


Losses paid
                              ---------------          ---------------          ---------------

Change in loss reserves
                              ---------------          ---------------          ---------------

Incurred losses
                              ---------------          ---------------          ---------------

Original commissions
                              ---------------          ---------------          ---------------

Brokerage
                              ---------------          ---------------          ---------------

Other
                              ---------------          ---------------          ---------------

Total charges
                              ---------------          ---------------          ---------------

Underwriting result
                              ===============          ===============          ===============

SP Commissions
                              ---------------          ---------------          ---------------


UPR's
                              ---------------          ---------------          ---------------

Case Reserves
                              ---------------          ---------------          ---------------

Funds Withheld
                              ---------------          ---------------          ---------------

CONTRACTS EFFECTIVE 1/1/02 TO IPO CLOSE

ASSUMED RESULTS BY REVENUE CLASS

Month 1

                              RESERVING CLASS 1        RESERVING CLASS 2           RESERVING CLASS 3               TOTAL
US$ Equivalents
                              -----------------        -----------------           -----------------         -------------------

Premiums written
                              -----------------        -----------------           -----------------         -------------------

Change in UPR
                              -----------------        -----------------           -----------------         -------------------

Premiums earned
                              -----------------        -----------------           -----------------         -------------------


Losses paid
                              -----------------        -----------------           -----------------         -------------------

Change in loss reserves
                              -----------------        -----------------           -----------------         -------------------

Incurred losses
                              -----------------        -----------------           -----------------         -------------------

Original commissions
                              -----------------        -----------------           -----------------         -------------------

Brokerage
                              -----------------        -----------------           -----------------         -------------------

Other
                              -----------------        -----------------           -----------------         -------------------

Total charges
                              -----------------        -----------------           -----------------         -------------------

Underwriting result
                              =================        =================           =================         ===================

SP Commissions
                              -----------------        -----------------           -----------------         -------------------


UPR's
                              -----------------        -----------------           -----------------         -------------------

Case Reserves
                              -----------------        -----------------           -----------------         -------------------

CONTRACTS EFFECTIVE 1/1/02 TO IPO CLOSE
ASSUMED RESULTS BY CONTRACT

                               CONTRACT/  CAT   SOA    PREMIUMS  CHG IN  PREMIUMS  LOSSES   CHGE IN  INCURRED
  CONTRACT/CLAIM NO    CEDANT  CLAIM DES  ID  PD/ DOL   WRITTEN    UPR    EARNED    PAID     CASE     LOSSES  COMMISSIONS BROKERAGE
  -----------------    ------  ---------  --- -------- --------- ------  --------  ------   -------  -------- ----------- ---------
US$ Equivalents
Reserving Class 1
   Contract 1
      Claim No 1
   Contract 2
   Contract 3
      Claim No 2
   Contract 4
   Contract 5
   Contract 6
Total Reserving
   Class 1

Reserving Class 2
   Contract 7
   Contract 8
   Contract 9
   Contract 10
   Contract 11
   Contract 12
Total Reserving
   Class 2

Reserving Class 3
   Contract 13
   Contract 14
   Contract 15
   Contract 16
   Contract 17
   Contract 18
   Contract 19
   Contract 20
Total Reserving
   Class 3

Total


                              TOTAL    U/W                  FUNDS
  CONTRACT/CLAIM NO    OTHER   CHGS  RESULT     UPR   CASE   W/H
  -----------------    ------ -----  ------     ---   ----  ----
US$ Equivalents
Reserving Class 1
   Contract 1
      Claim No 1
   Contract 2
   Contract 3
      Claim No 2
   Contract 4
   Contract 5
   Contract 6
Total Reserving
   Class 1

Reserving Class 2
   Contract 7
   Contract 8
   Contract 9
   Contract 10
   Contract 11
   Contract 12
Total Reserving
   Class 2

Reserving Class 3
   Contract 13
   Contract 14
   Contract 15
   Contract 16
   Contract 17
   Contract 18
   Contract 19
   Contract 20
Total Reserving
   Class 3

Total

      OPEN CLAIM REPORT BY BROKER, OFFICE, DEPARTMENT, UW YEAR, PRIMARY UW

COMPANY: StPaulRe

BROKER: Aon Re. Le Blanc                             PAGE:               2 of 30

OFFICE: Los Angeles                                  PROCESS DATE:       6-May

DEPT: International Treaty Marine

                                       UW        CONTRACT       PRIMARY          CEDANT          INSURED       CLAIM     OSR
             BROKER                   YEAR        NUMBER      UNDERWRITER         NAME            NAME         STATUS   AMOUNT
Aon Re. Le Blanc                      2000      00000123400      LRYAN        Kemper Group    Abacus Corp       Open     1,500

Aon Re. Le Blanc                      2000      00000298100      LRYAN         Commercial     Aztec             Open       100
                                                                                America       Properties

Total UW Year:  2000                                                                                                      1600

Total Dept:  International                                                                                                1600

Treaty Marine

Total Office:  Los Angeles                                                                                                1600

                                          ACR/DCR         PAID         INCURRED
             BROKER                        AMOUNT         AMOUNT         AMOUNT
Aon Re. Le Blanc                            123            500            2,123

Aon Re. Le Blanc                             50             75              225

Total UW Year:  2000                        173            575            2,348

Total Dept:  International                  173            575            2,348

Treaty Marine

Total Office:  Los Angeles                  173            575            2,348

Total Broker Aon Re. Le Blanc                                                                                             1600


BROKER: Global Risk LLC

OFFICE: New York

DEPT: International Treaty Marine

Global Risk LLC                       2000      00000123400      KMARI        Kemper Group    Abacus Corp.      Open       120

Global Risk LLC                       2000      00000298100      KMARI        Commercial      Aztec             Open        50
                                                                              America         Properties

Total UW Year:  2000                                                                                                       170

Total Dept:  International                                                                                                 170

Treaty Marine

Total Office:  New York                                                                                                    170

Total Broker Global Risk LLC                                                                                               170

Total Broker Aon Re. Le Blanc               173            575            2,348


BROKER: Global Risk LLC

OFFICE: New York

DEPT: International Treaty Marine

Global Risk LLC                              30             25              175

Global Risk LLC                              10             20               80


Total UW Year:  2000                         40             45              255

Total Dept:  International                   40             45              255

Treaty Marine

Total Office:  New York                      40             45              255

Total Broker Global Risk LLC                 40             45              255

RPT 2: REPORT BY OFFICE DEPARTMENT, CONTRACT #, UNDERWRITING YEAR

          OPEN CLAIM REPORT BY OFFICE, DEPARTMENT, UW YEAR, PRIMARY UW

COMPANY: StPaulRe

OFFICE: Los Angeles

DEPT: International Treaty Marine                    PAGE:              2 of 30

UW YEAR:  2000                                       PROCESS DATE:      6-May

CAT NAME: 0021 Flood Hail Tornados                   PROCESS DATE:      6-May

Wind

      UW             CONTRACT             PRIMARY              CEDANT              INSURED          CLAIM       OSR       ACR/DCR
     YEAR             NUMBER            UNDERWRITER             NAME                NAME            STATUS     AMOUNT     AMOUNT
     2000           00000123400            LRYAN        Kemper Group          Abacus Corp            Open      1,500         123

     2000           00000298100            LRYAN        Commercial America    Aztec Properties       Open        100          50

      UW             CONTRACT                PAID             INCURRED
     YEAR             NUMBER                AMOUNT             AMOUNT
     2000           00000123400                500               2,123

     2000           00000298100                 75                 225

Total Primary Underwriter:  LRYAN                                                                               1600         173


     2000           00000123400            KMARI        Kemper Group          Abacus Corp.           Open        120          30

     2000           00000298100            KMARI        Commercial America    Aztec Properties       Open         50          10

Total Primary Underwriter:  KMARI                                                                                170          40

Total UW Year:  2000                                                                                            1770         213

Total Dept:  International Treaty Marine                                                                        1770         213

Total Office:  Los Angeles                                                                                      1770         213

Total Primary Underwriter:  LRYAN                   575               2,348


     2000           00000123400                      25                 175

     2000           00000298100                      20                  80

Total Primary Underwriter:  KMARI                    45                 255

Total UW Year:  2000                                620               2,603

Total Dept:  International Treaty Marine            620               2,603

Total Office:  Los Angeles                          620               2,603

RPT 3: REPORT BY CLAIM, LOB, CURRENCY

                 OPEN CLAIM REPORT BY CLAIM NUMBER LOB CURRENCY

COMPANY: StPaulRe                                    PAGE:              2 of 30

OFFICE: Los Angeles                                  PROCESS DATE       6-May

DEPT: International Treaty Marine

  CONTRACT       UW      PRIMARY       CLAIM       SHORT      DATE OF   DATE                 CAUSE OF   CLAIM      CEDANT
   NUMBER       YEAR   UNDERWRITER    NUMBER        LOB        LOSS    REPORTED   INJURY       LOSS     STATUS      NAME
00000123400     1998    LRYAN        000927826  Cas-FDLTY     4/9/96   4/9/96   Paraplegic   Derailment Open    Kemper Group

00000123400     1998    LRYAN        000927826  Cas-Environm  4/9/96   4/9/96   Paraplegic   Derailment Open    Kemper Group

                                                                                Birth
00000123400     1998    LRYAN        000927826  Cas-Umb/Cor   4/9/96   4/9/96   Defect       Derailment Open    Kemper Group

  CONTRACT       UW     INSURED            OSR    ACR/DCR    PAID    INCURRED
   NUMBER       YEAR      NAME     CCY   AMOUNT    AMOUNT   AMOUNT    AMONT
00000123400     1998   Abacus Corp USD   1,500      123       500

00000123400     1998               USD     100       10        30

00000123400     1998               USD     200       15        10

00000123400     2000    LRYAN        000927123  Cas-Umb/Cor   3/3/99   3/3/99   Birth        High       Open    Kemper Group Abacus
                                                                                Defect       Winds                           Corp

00000123400     2001    LRYAN        000929820  Cas-Umb/Cor   5/1/00   5/1/00   Serious      Misc.      Open    Kemper Group Abacus
                                                                                Burn                                         Corp


Total Dept:  International Treaty Marine

Total Office:  Los Angeles

00000123400     2000               CAD       500       80        45

00000123400     2001               FRF       800       25        30


Total Dept:  International Treaty Marine   3,100      253       615

Total Office:  Los Angeles                 3,100      253       615

RPT 4:  CATASTROPHE COMPARISON REPORT (STAND ALONE)

             CATASTROPHE REPORT - INCURRED COMPARISON BY ACCT PERIOD

COMPANY: StPaulRe

OFFICE: Los Angeles                                    PAGE:            2 of 30
                                                       PROCESS DATE:    6-May

           ISO                CAT          CATASTROPHE              DATE          PROP PREV        PROP CURR          PROP
         CAT CODE            YEAR              NAME                 FROM        INCURRED AMT    INCURRED AMOUNT    TOT CHANGE
0013                         2000    0013 Freeze Hail Wind       1/22/2000               200                300           100
                                     0021 Flood Hail
0021                         2000    Tornados Wind                5/8/2000               100                130            30


TOTAL OFFICE:  Los Angeles                                                               300                430

           ISO                CAT  NON PROP PREV    NON PROP CURR      NON PROP
         CAT CODE            YEAR  INCURRED AMT     INCURRED AMT      TOT CHANGE
0013                         2000            20               90            70

0021                         2000           140              160            20


TOTAL OFFICE:  Los Angeles                  160              250

RPT 5:  CATASTROPHE DETAIL REPORT

                  CAT REPORT DETAIL BY CONTRACT NUM, CLAIM NUM

COMPANY: StPaulRe

OFFICE: Los Angeles

DEPT: International Treaty Marine                         PAGE:          2 of 30

CAT NAME: 0021 Flood Hail Tornados Wind                   PROCESS DATE:  6-May

  CONTRACT       UW      PRIMARY      CLAIM    DATE OF   DATE      CAUSE OF     CLAIM     CEDANT       INSURED      OSR     ACR/DCR
   NUMBER       YEAR   UNDERWRITER   NUMBER     LOSS    REPORTED    LOSS        STATUS     NAME          NAME      AMOUNT   AMOUNT
00000123400    1998    LRYAN        000927826  4/9/86   4/9/86     Derailment   Open     Kemper       Abacus Corp.  29,500   123
                                                                                         Group
  CONTRACT       UW      PAID    INCURRED   CONTRACT              ATTACH
   NUMBER       YEAR    AMOUNT    AMOUNT      LIMIT    RETENTION   POINT

00000123400    1998       500      30,123     23         2

00000123400    2000    LRYAN        000927123  3/3/89   3/3/89     Winds        Open     Kemper       Abacus Corp.     500    80
                                                                                         Group

00000123400    2001    LRYAN        000927826  5/1/00   5/1/00     Misc.        Open     Kemper       Abacus Corp.     800    25
                                                                                         Group


Total Cat:  0021 Flood Hail Tornados Wind                                                                           30,800   228

Total Dept:  International Treaty Marine                                                                            30,800   228

Total Office:  Los Angeles                                                                                          30,800   228

00000123400                                     2000           45   625          23         3

00000123400                                     2001           30   875          22         4


Total Cat:  0021 Flood Hail Tornados Wind       575        31,623

Total Dept:  International Treaty Marine        575        31,623

Total Office:  Los Angeles                      575        31,623

RPT 6:  CATASTROPHE SUMMARY REPORT

                          CATASTROPHE REPORT - SUMMARY

COMPANY:  StPaulRe                                  PAGE:              1 of 15
OFFICE:  Los Angeles                                PROCESS DATE:      12/8/2001

         ISO         CAT              CATASTROPHE              DATE        DATE         OSR      ACR/DCR       PAID       INCURRED
       CAT CODE      YEAR                 NAME                 FROM         TO         AMOUNT    AMOUNT       AMOUNT       AMOUNT
         0013        2000    013 Freeze Hail Wind           1/22/2000     1/22/2000      200        300        100           600

         0021        2000    0021 Flood Hail Tornados Wind  5/8/2000       5/8/2000      100        130         30           260


TOTAL OFFICE:  Los Angeles                                                               300        430                      860

ST PAUL RE CONTRACT ACTIVITY EXECUTIVE SYSTEM GENERATED QUARTERLY

                 SUMMARY BY DEPARTMENT, REPORTING CLASS, UW YEAR

USER NAME: FERNANDO MARAVI
RUN TIME:  18-MAY-2002 03:57 AM

                                                                                                    NON CAT RPT     TRACKED CAT
                   UW              WRITTEN                                                              LOSS            RPT
RESERVING CLASS    YEAR  OFFICE    PREMIUM         UNEARNED BEGIN  UNEARNED END    EARNED PREMIUM       CHNG         LOSS CHNG
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ---------------
DEPARTMENT GROUP:  NORTH AMERICAN CASUALTY
FIRST DOLLAR WC    1984                         0               0               0               0         -13,163               0
                   Morristown
TOTAL FOR 1984                                  0               0               0               0         -13,163               0
FIRST DOLLAR WC    1985                         0               0               0               0          -1,151               0
                   Morristown
TOTAL FOR 1985                                  0               0               0               0          -1,151               0
FIRST DOLLAR WC    1986                         0               0               0               0         -15,029               0
                   Morristown
TOTAL FOR 1986                                  0               0               0               0         -15,029               0
FIRST DOLLAR WC    1996 New York            2,559               0               0           2,559        -262,308               0
TOTAL FOR 1996                              2,559               0               0           2,559        -262,308               0
FIRST DOLLAR WC    1997 New York          116,031               0               0         116,031         115,278               0
TOTAL FOR 1997                            116,031               0               0         116,031         115,278               0
FIRST DOLLAR WC    1998 New York          144,163               0               0         144,163          12,779               0
TOTAL FOR 1998                            144,163               0               0         144,163          12,779               0
FIRST DOLLAR WC    1999 Chicago            -7,995               0               0          -7,995         -17,974               0
FIRST DOLLAR WC    1999 New York         -346,522         357,485               0          10,963         280,573               0
TOTAL FOR 1999                           -354,517         357,485               0           2,968         262,600               0
FIRST DOLLAR WC    2000 Chicago            28,807         160,559          37,313         152,053         110,642               0
TOTAL FOR 2000                             28,807         160,559          37,313         152,053         110,642               0
FIRST DOLLAR WC    2001 Chicago           315,159         222,965         338,571         199,553          39,368               0
FIRST DOLLAR WC    2001 New York       -1,561,316       2,445,990         132,779         751,895         311,976               0
TOTAL FOR 2001                         -1,246,258       2,668,955         471,350         951,447         351,344               0
TOTAL FOR FIRST DOLLAR WC              -1,309,114       3,186,999         508,663       1,369,222         560,991               0

                   TOTAL RPT LOSS                  COMMI
RESERVING CLASS         CHNG       R.L. RATIO      BROK
------------------ --------------- --------------- ---------------
DEPARTMENT GROUP: NORTH AMERICAN CASUALTY
FIRST DOLLAR WC           -13,163              0%

TOTAL FOR 1984            -13,163              0%
FIRST DOLLAR WC            -1,151              0%

TOTAL FOR 1985             -1,151              0%
FIRST DOLLAR WC           -15,029              0%

TOTAL FOR 1986            -15,029              0%
FIRST DOLLAR WC          -262,308         -10252%
TOTAL FOR 1996           -262,308         -10252%
FIRST DOLLAR WC           115,278             99%
TOTAL FOR 1997            115,278             99%
FIRST DOLLAR WC            12,779              9%
TOTAL FOR 1998             12,779              9%
FIRST DOLLAR WC           -17,974           2259%
FIRST DOLLAR WC           280,573           2559%
TOTAL FOR 1999            262,600           8847%
FIRST DOLLAR WC           110,642             73%
TOTAL FOR 2000            110,642             73%
FIRST DOLLAR WC            39,368             20%
FIRST DOLLAR WC           311,976             41%
TOTAL FOR 2001            351,344             37%
TOTAL FOR FIRST DOLLAR WC 560,991             41%

ST PAUL RE CONTRACT ACTIVITY EXECUTIVE SYSTEM GENERATED QUARTERLY

                         BY DEPARTMENT, REPORTING CLASS, UW YEAR, OFFICE, CEDANT

USER NAME: FERNANDO MARAVI
RUN TIME:  18-MAY-2002 03:57 AM

                                                                                                                          NON CAT
UW                                   CONTRACT     USER TITLE/INSURED             WRITTEN            UNEARNED     EARNED     RPT
YEAR  CEDANT             OFFICE      NUMBER       NAME                    UWER   PREMIUM  UNEARNED  END         PREMIUM  LOSS CHNG
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT GROUP: NORTH AMERICAN CASUALTY

REPORTING CLASS:  FIRST DOLLAR WC

  1984   Warwick Ins Co. Morristown  M00000033U0  70% QUOTA SHARE         JHIGG        0         0         0          0    -13,163
TOTAL FOR MORRISTOWN                                                                   0         0         0          0    -13,163

TOTAL FOR 1984                                                                         /         /         /          /    -13,163

  1985   Warwick Ins Co. Morristown  M00000033U0  70% QUOTA SHARE         JHIGG        0         0         0          0     -1,151
TOTAL FOR MORRISTOWN                                                                   0         0         0          0     -1,151

TOTAL FOR 1985                                                                         /         /         /          /     -1,151

  1986   Warwick Ins Co. Morristown  M00000033U0  50% QUOTA SHARE         JHIGG        0         0         0          0    -15,029
TOTAL FOR MORRISTOWN                                                                   0         0         0          0    -15,029

TOTAL FOR 1986                                                                         /         /         /          /    -15,029

  1996   Florida         New York    TC961532500  WORKERS' COMP. Q/S      MSMIL    3,603         0         0      3,603     30,549
Hospitality
  1996   Zurich          New York    TC970319300  WORKERS' COMP.          JBEND   -1,044         0         0     -1,044   -292,857
Reinsurance C
TOTAL FOR NEW YORK                                                                 2,559         0         0      2,559   -262,308

TOTAL FOR 1996                                                                     2,559         0         0      2,559   -262,308

  1997   Bridgefield     New York    TC970573400  WORKERS' COMP.          MFELD   25,642         0         0     25,642     86,406
Employer
  1997   Great American  New York    00000295400  Deep South WC Quota     MSMIL        0         0         0          0    -15,759
Ins.
  1997   Safety National New York    00001056400  Primary Workers' Comp.  ASARI   90,389         0         0     90,389     44,630

                                                   TRACKED
UW                                                    CAT      TOTAL RPT
YEAR  CEDANT                                       RPT LOSS         CHNG
------------------------------------------------------------------------
DEPARTMENT GROUP: NORTH AMERICAN CASUALTY

REPORTING CLASS:  FIRST DOLLAR WC

  1984   Warwick Ins Co.                                  0           -1
                                                                     ---
TOTAL FOR MORRISTOWN                                      0           -1

TOTAL FOR 1984                                            0           -1

  1985   Warwick Ins Co.                                  0            -
                                                                     ---
TOTAL FOR MORRISTOWN                                      0            -

TOTAL FOR 1985                                            0            -

  1986   Warwick Ins Co.                                  0           -1
                                                                     ---
TOTAL FOR MORRISTOWN                                      0           -1

TOTAL FOR 1986                                            0           -1

  1996   Florida                                          0            3
Hospitality                                                          ---
  1996   Zurich                                           0          -29
Reinsurance C                                                        ---
TOTAL FOR NEW YORK                                        0          -26

TOTAL FOR 1996                                            0          -26

  1997   Bridgefield                                      0            8
Employer                                                             ---
  1997   Great American                                   0           -1
Ins.                                                                 ---
  1997   Safety National                                  0            4
                                                                     ---

Cas.
TOTAL FOR NEW YORK                                                              116,031         0          0    116,031    115,278

TOTAL FOR 1997                                                                  116,031         0          0    116,031    115,278

  1998   Associated      New York    00000687600  WORKERS                WDZUG        0         0          0          0    -80,296
Industrie
  1998   Florida         New York    TC961532500  WORKERS' COMP. Q/S     MSMIL    1,781         0          0      1,781     42,439
Hospitality
  1998   Great American  New York    00000295400  Deep South WC Quota    MSMIL      401         0          0        401     -4,440
Ins.
  1998   Safety National New York    00001056400  Primary Workers' Comp. ASARI  205,974         0          0    205,974     58,602
Cas.
  1998   Zurich          New York    TC970319300  WORKERS' COMP.         JBEND  -63,992         0          0    -63,992     -2,897
Reinsurance C
TOTAL FOR NEW YORK                                                              144,163         0          0    144,163     12,779

TOTAL FOR 1998                                                                  144,163         0          0    144,163     12,779

Cas.
TOTAL FOR NEW YORK                                        0            11

TOTAL FOR 1997                                            0            11

  1998   Associated                                       0            -8
Industrie                                                             ---
  1998   Florida                                          0             4
Hospitality                                                           ---
  1998   Great American                                   0             -
Ins.                                                                  ---
  1998   Safety National                                  0             5
Cas.                                                                  ---
  1998   Zurich                                           0             -
Reinsurance C                                                         ---
TOTAL FOR NEW YORK                                        0             1

TOTAL FOR 1998                                            0             1

ST PAUL RE CONTRACT ACTIVITY EXECUTIVE SYSTEM GENERATED QUARTERLY

                         BY DEPARTMENT, REPORTING CLASS, UW YEAR, OFFICE, CEDANT

USER NAME: FERNANDO MARAVI
RUN TIME:  18-MAY-2002 03:57 AM

UW                                   CONTRACT     USER TITLE/INSURED             WRITTEN               UNEARNED   EARNED
YEAR  CEDANT             OFFICE      NUMBER       NAME                   UWER    PREMIUM     UNEARNED  END       PREMIUM
---------------------------------------------------------------------------------------------------------------------------
DEPARTMENT GROUP: NORTH AMERICAN CASUALTY

REPORTING CLASS:  FIRST DOLLAR WC

  1999   National        Chicago     00002488700  Hawaii WC QS           THEIN      -7,995          0         0    -7,995
Interstate
TOTAL FOR CHICAGO                                                                   -7,995          0         0    -7,995
(TREATY)

  1999   Associated      New York    00000687600  WC                     WDZUG           0          0         0         0
Industrie
  1999   Safety National New York    00001056400  Primary Workers' Comp. ASARI    -244,350    357,485         0   113,135
Cas.
  1999   Zurich          New York    TC970319300  WORKERS' COMP.         JBEND    -102,172          0         0  -102,172
Reinsurance C
TOTAL FOR NEW YORK                                                                -346,522    357,485         0    10,963

TOTAL FOR 1999                                                                    -354,517    357,485         0     2,968

  2000   National        Chicago     00002488700  Hawaii WC QS           THEIN      28,807    160,559    37,313   152,053
Interstate
TOTAL FOR CHICAGO                                                                   28,807    160,559    37,313   152,053
(TREATY)

TOTAL FOR 2000                                                                      28,807    160,559    37,313   152,053

  2001   National        Chicago     00002488700  Hawaii WC QS           THEIN     226,253    222,965   338,571   110,647
Interstate
  2001  Safety National  Chicago     00003670600  Talon W/C Quota Share  KFRY       88,906          0         0    88,906
Cas.
TOTAL FOR CHICAGO                                                                  315,159    222,965   338,571   199,553
(TREATY)

  2001   Associated      New York    00000687600  Workers' Comp.         WDZUG  -2,062,720  2,317,552         0   254,943

                                      NON CAT     TRACKED
UW                                      RPT         CAT         TOTAL RPT
YEAR  CEDANT                         LOSS CHNG    RPT LOSS           CHNG
-------------------------------------------------------------------------
DEPARTMENT GROUP: NORTH AMERICAN CASUALTY

REPORTING CLASS:  FIRST DOLLAR WC

  1999   National                      -17,974             0           -1
Interstate                                                            ---
TOTAL FOR CHICAGO                      -17,974             0           -1
(TREATY)

  1999   Associated                   -186,848             0          -18
Industrie                                                             ---
  1999   Safety National               362,415             0           36
Cas.                                                                  ---
  1999   Zurich                        105,007             0           10
Reinsurance C                                                         ---
TOTAL FOR NEW YORK                     280,573             0           28

TOTAL FOR 1999                         262,600             0           26

  2000   National                      110,642             0           11
Interstate                                                            ---
TOTAL FOR CHICAGO                      110,642             0           11
(TREATY)

TOTAL FOR 2000                         110,642             0           11

  2001   National                       14,162             0            1
Interstate                                                            ---
  2001  Safety National                 25,206             0            2
Cas.                                                                  ---
TOTAL FOR CHICAGO                       39,368             0            3
(TREATY)

  2001   Associated                    122,646             0           12
                                                                      ---

Industrie
  2001   Discover        New York    00003978700  Sec B Agg QS           JGEAR       8,338          0         0       8,338
Reinsurance
  2001   Safety National New York    00001056400  Primary Workers' Comp. ASARI     493,065    128,327   132,779     488,613
Cas.
TOTAL FOR NEW YORK                                                              -1,561,316  2,445,990   132,779     751,895

TOTAL FOR 2001                                                                  -1,246,158  2,668,955   471,350     951,447

TOTAL FOR FIRST DOLLAR WC                                                       -1,309,114  3,186,999   508,663   1,369,222

Industrie
  2001   Discover                            0           0
Reinsurance
  2001   Safety National               189,330           0             18
Cas.                                                                  ---
TOTAL FOR NEW YORK                     311,976           0             31

TOTAL FOR 2001                         351,344           0             35

TOTAL FOR FIRST DOLLAR WC              560,991           0             56

                                    EXHIBIT H

                      ALLOCATION OF ADMINISTRATIVE EXPENSES

Retrocessionaire shall pay to Retrocedant the "actual cost" to Retrocedant (which shall consist of Retrocedant's direct and reasonable indirect costs), as certified in good faith by Retrocedant. For greater certainty, the parties agree that "actual cost" will include any incremental and out-of-pocket costs incurred by Retrocedant in connection with the administrative services provided hereunder, including the conversion, acquisition and disposition cost of software and equipment acquired for the purposes of providing the services and the cost of establishing requisite systems and data feeds and hiring necessary personnel.

No later than 30 days following the last day of each calendar quarter, Retrocedant shall provide Retrocessionaire with a report setting forth an itemised list of the services provided to Retrocessionaire during such last calendar quarter, in a form agreed to by the parties. Retrocessionaire shall promptly (and in no event later than 30 days after receipt of such report, unless Retrocessionaire is contesting the amount set forth in the report in good faith) pay to Retrocedant by wire transfer of immediately available funds all amounts payable as set forth in such report. Each party will pay all taxes for which it is the primary obligor as a result of the provision of any service under this Agreement; provided, that Retrocessionaire shall be solely responsible for, and shall reimburse Retrocedant in respect of, any sales, gross receipts or transfer tax payable with respect to the provision of any service under this Agreement, and any such reimbursement obligation shall be in addition to Retrocessionaire's obligation to pay for such service.